EXHIBIT 99.4

EXECUTION COPY

SERVICING AGREEMENT

among

CENTERONE FINANCIAL SERVICES LLC
as Servicer

U.S. BANK NATIONAL ASSOCIATION
as Master Servicer

and

MERRILL LYNCH BANK USA,
as Administrator

Dated as of June 30, 2008

TABLE OF CONTENTS

i

EXHIBITS

EXHIBIT A      LOCATION OF RECEIVABLES FILES
EXHIBIT B       FORM OF MONTHLY SERVICING REPORT
EXHIBIT C       FORM OF SERVICER’S SARBANES-OXLEY CERTIFICATION
EXHIBIT D       MINIMUM SERVICING CRITERIA ASSESSMENT

ATTACHMENT A       MONTHLY DATA LAYOUT

ANNEX A         Servicer Holiday List

ii

This SERVICING AGREEMENT (as from time to time amended, supplemented or otherwise modified and in effect, this “Agreement”), is made as of June 30, 2008 among CENTERONE FINANCIAL SERVICES LLC, a Delaware limited liability company, as servicer (the “Servicer”), and as custodian (in such capacity, the “Custodian”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as master servicer (in such capacity, the “Master Servicer”) and MERRILL LYNCH BANK USA, a Utah industrial loan bank, as administrator (the “Administrator”).

RECITALS:

1.	The Servicer is acting as servicer for certain receivables on behalf of Merrill Lynch Bank USA, pursuant to an existing servicing agreement.

2.
The Purchaser is transferring certain of such receivables to ML Asset Backed Corporation.  Pursuant to a securitization transaction, ML Asset Backed Corporation, as Depositor, will re-transfer such receivables to Merrill Auto Trust Securitization 2008-1 which will in turn issue securities backed by the receivables.

3.
The Servicer is willing to service and maintain custody of such receivables on behalf of the Master Servicer in accordance with the terms set forth below, and Merrill Lynch Bank USA, as Administrator, is willing to perform certain administrative duties for the Master Servicer.

In consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND USAGE

Section 1.01. Construction and Usage.  The following rules of construction and usage will be applicable to this Agreement.

(a)    As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined herein or in any such certificate or other document, and accounting terms partly defined herein, or in any such, certificate or other document, to the extent not defined herein have the respective meanings given to them under generally accepted accounting principles as in effect in the United States on the date of such agreement or instrument.  To the extent that the definitions of accounting terms herein or in any such certificate or other document are inconsistent with the meanings of such terms under such generally accepted accounting principles, the definitions contained herein or in any such certificate or other document control.

(b)    The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision or subdivision of this  Agreement.  References in this Agreement to “Article,” “Section” or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to this Agreement.  The term “including” means “including without limitation.”

(c)    The definitions contained herein are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(d)    Any agreement, instrument or statute defined or referred to in this Agreement means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein.  References to a Person are also to its permitted successors and assigns.

Section 1.02. Definitions.  The following words and phrases, unless the context otherwise requires, will have the following meanings:

“Affiliate” means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” will have meanings correlative to the foregoing.

“Amount Financed” means, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

“Annual Percentage Rate” or “APR” of a Receivable means the annual rate of interest stated in the Receivable.

“Base Servicing Fee” means, with respect to a Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which will be equal to one-twelfth of the Servicing Fee Rate multiplied by the aggregate Principal Balance of all Receivables as of the start of the first day of the Collection Period.

“Business Day” means any day other than (i) a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York or the State of Minnesota are authorized or obligated by law, regulation or executive order to remain closed and (ii) a holiday for CenterOne Financial Services LLC as listed on Annex A (as the same may be updated by the Servicer from time to time).

“Change of Control” means, with respect to any Person, the acquisition by any other Person or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of 20% or more of the outstanding voting stock of such Person.

“Closing Date” means July 25, 2008, or such date as the parties hereto may otherwise agree.

“Collection Account” has the meaning set forth in Section 4.01.

“Collection Period” means each calendar month during the term of this Agreement or, in the case of the initial Collection Period, the period from and excluding the Cutoff Date to and including the last day of July, 2008.  Any amount stated “as of the close of business of the last day of a Collection Period” gives effect to all applications of Collections and all remittances or distributions as of the end of the day on such last day.

“Collections” means all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables.

“Custodian” has the meaning specified in Section 2.01 hereunder.

“Cutoff Date” means the close of business on June 30, 2008.

“Damages” means any and all liabilities, losses, costs, claims, damages, penalties and expenses, including fees and expenses of counsel and costs of investigation, enforcement or litigation.

“Dealer Recourse” means, with respect to a Receivable, all recourse rights relating to misrepresentation or fraud against the Dealer that originated the Receivable and any successor Dealer.

“Defaulted Receivable” means a Receivable:

(i) as to which more than 10% of any Scheduled Payment thereunder is more than 120 days past due; or

(ii) as to which the acting Servicer has determined, in accordance with its customary servicing standards, policies and procedures, that eventual payment in full on such Receivable is unlikely and the acting Servicer has either (x) repossessed and liquidated the related Financed Vehicle or (y) repossessed and held the related Financed Vehicle in its repossession inventory for more than 90 days, which 90 day period shall not extend more than 180 days after the date on which a Scheduled Payment was due and not paid.

“Deficiency Recovery Servicing Fee” means the fee payable to the Servicer determined pursuant to and defined in Section 3.08(d).

“Depositor” means ML Asset Backed Corporation, a Delaware corporation, and its successors and assigns.

“Distribution Date” means the 15th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, beginning in August 2008.

“Event of Servicing Termination” means an event specified in Section 6.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Financed Vehicle” means a new or used automobile, light duty truck or sport utility vehicle, together with all accessions thereto, securing an Obligor’s indebtedness under the respective Receivable.

“MLBUSA” means Merrill Lynch Bank USA, a Utah industrial bank, and its successors and assigns.

“Monthly Data File” has the meaning set forth in Section 4.03.

“Monthly Servicing Report” has the meaning set forth in Section 4.03.

“Obligor” means, with respect to any Receivable, any Person who owes payments under or with respect to the Receivable (not including any Dealer in respect of Dealer Recourse).

“Officer’s Certificate” means a certificate signed by the chairman of the board, the president, any executive vice president, any senior vice president, any vice president, any assistant vice president, the treasurer, any assistant treasurer, any secretary, any assistant secretary, or the controller of the Master Servicer, the Seller, the Servicer or the Administrator.

“Opinion of Counsel” means a written opinion of counsel, which counsel may be internal or external counsel to the Seller, the Servicer, the Administrator or the Custodian.

“Person” means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

“Principal Balance” of a Receivable, as of the close of business on the Cutoff Date, the last day of a Collection Period or as of any other specified day, as applicable, means the Amount Financed minus, without duplication, the sum of:

(i) that portion of all Scheduled Payments actually received on or prior to such date allocable to principal using the Simple Interest Method;

(ii) any refunded portion of extended warranty protection plan costs, or of physical damage, credit life, or disability insurance premiums included in the Amount Financed and allocable to principal; and

(iii) any prepayment in full or any partial prepayments applied to reduce the principal balance of the Receivable,

provided, however that for purposes of calculating the aggregate Principal Balance of the Receivables, a Defaulted Receivable shall have a Principal Balance of zero, commencing with the date on which such Receivable becomes a Defaulted Receivable.

“Purchased Property” means the assets sold to the Trust under the Sale and Servicing Agreement.

“Receivable” means each receivable identified on Schedule A to the Sale and Servicing Agreement as of the Closing Date.  The term “Receivable” does not include any Repurchased Receivable from and after the date of repurchase.

“Receivable Files” means the documents specified in Section 2.01.

“Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518. 70 Fed.  Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Reporting Date” means the 10th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

“Reporting Subcontractor” shall mean with respect to the Servicer, any Subcontractor for the Servicer that is “participating in the servicing function” within the meaning of Item 1122 of Regulation AB that is required to file separate assessment and attestation reports pursuant to Item 1122 of Regulation AB.

“Repurchased Receivable” means any Receivable repurchased from the Trust.

“Sale and Servicing Agreement” means the Sale and Servicing Agreement, dated as of June 30, 2008, among the Trust, the Master Servicer and the Depositor, as the same may be amended from time to time.

“Sarbanes Certification” has the meaning as set forth in Section 3.12.

“Scheduled Payment” means, for any Collection Period, the amount shown on such Receivable as required to be paid by the Obligor of such Receivable in such Collection Period, net of any portion of such payment that represents any charges to the Obligor not included within the payment shown on such Receivable.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securitization” means the transaction that involves the transfer of the Receivables to the Depositor and then the Trust, and the issuance by the Trust of securities supported by the cash flow generated by the Receivables.

“Seller” means MLBUSA and its successors and assigns as Seller under the Receivables Purchase Agreement.

“Servicing Criteria” means the “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

“Servicing Fee” means, collectively, the Base Servicing Fee, the Supplemental Servicing Fee and the Deficiency Recovery Servicing Fee.

“Servicing Fee Rate” means 0.75% per annum.

“Simple Interest Method” means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

“Subcontractor” shall mean any vendor, subcontractor  or other Person that is not responsible for servicing (as “servicing” is commonly understood by participants in the asset-backed securities market) of Receivables but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Receivables under the direction or authority of the Servicer or a Subservicer that would be required to file reports pursuant to Section 1122(d) of Regulation AB.

“Subservicer” means any Person that services Receivables on behalf of the Servicer or any Subservicer of the Servicer; provided that the term “Subservicer” expressly excludes any Subcontractor.

“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock of each class or other interest having ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such entity are at the time owned, or management of which is otherwise controlled:  (a) by such Person, (b) by one or more Subsidiaries of such Person or (c) by such Person and one or more Subsidiaries of such Person.

“Supplemental Servicing Fee” means the fee payable to the Servicer determined pursuant to and defined in Section 3.08(c).

“Termination Date” means the date on which this Agreement terminates pursuant to Section 8.09.

“Trust” means Merrill Auto Trust Securitization 2008-1, a Delaware statutory trust, and its successors and assigns.

“World Omni” means World Omni Financial Corp. and its successors.

Defined terms used herein and not otherwise defined will have the meanings ascribed thereto in the Sale and Servicing Agreement as it exists on the date hereof, together with such amendments as shall be consented to by the Servicer.

ARTICLE II

CUSTODIAN

Section 2.01. Custody of Receivable Files.  The Master Servicer, upon the execution and delivery of this Agreement, hereby revocably appoints the Servicer as custodian (in such capacity, the “Custodian”), and the Servicer hereby accepts such appointment, to act as the agent of the Master Servicer as custodian of the following documents or instruments, if and to the extent delivered to the Servicer, which are hereby constructively delivered to the Master Servicer (collectively, the “Receivable Files”) with respect to each Receivable:

(a) The original loan or installment sale agreement representing the Receivable and any written agreement modifying such Receivable that has been delivered to the Custodian.

(b) The original credit application fully executed by the Obligor or a photocopy thereof or a record thereof on a computer file or diskette or on microfiche.

(c) The original certificate of title or, if not yet received, a copy of the application thereof showing the Seller or Mitsubishi Motors Credit of America, Inc. (or a derivation thereof) as secured party and such documents that the Servicer keeps on file, in accordance with its customary standards, policies and procedures, evidencing the security interest in the related Financed Vehicle.

(d) Any and all other documents (including any computer file or diskette or microfiche and any customer correspondence or notations of customer communications) that the Servicer keeps on file, in accordance with its customary procedures, relating to a Receivable, an Obligor, or a Financed Vehicle.

The Servicer, in its capacity as the Custodian, hereby confirms that it has received on behalf of the Master Servicer the Receivable Files for all the Receivables and all other documents and instruments that it deems necessary to carry out its duties hereunder.

Section 2.02. Duties of Custodian.

(a) Safekeeping.  The Custodian will hold the Receivable Files for the benefit of the Master Servicer and maintain such accurate and complete accounts, records, and computer systems pertaining to each Receivable File as will enable the Servicer to comply with the terms and conditions of this Agreement.  The Custodian will mark its electronic records to clearly indicate the Trust’s ownership interest in the Receivables.  In performing its duties, the Custodian will act with reasonable care, using that degree of skill and attention that the Custodian exercises with respect to the receivable files relating to all comparable automotive receivables that the Custodian services for itself and others and consistent with such reasonable care, the Custodian may utilize the services of third parties to act as custodian of physical Receivables Files, on the same terms and conditions specified in Section 3.16.  In accordance with its customary standards, policies and procedures with respect to its retail installment sale contracts, the Custodian will conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement, and of the related accounts, records, and computer systems, in such a manner as will enable the Master Servicer to verify the accuracy of the Custodian’s record keeping.  The Custodian will promptly report to the Master Servicer any failure on its part, in any material respect, to hold the Receivable Files and maintain its accounts, records, and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

(b) Maintenance of and Access to Records.  The Custodian will maintain each Receivable File at one of its offices in the United States or at a location specified in Exhibit A to this Agreement as such exhibit may be revised from time to time by the Servicer upon 30 days prior written notice to the Master Servicer.  The Custodian will make available to the Master Servicer a list of locations of the Receivable Files upon request.  The Custodian will provide the Master Servicer access to the Receivable Files, and the related accounts, records, and computer systems maintained by the Custodian, together with the right to inspect and copy the same, but only upon reasonable notice and during the normal business hours at the respective offices of the Custodian.  Any such access will be at the expense of the Master Servicer.  Upon written request from the Master Servicer, the Custodian will release any document in the Receivables Files to the Master Servicer or its designee; provided, that (i) such release of documents will not cause undue disruption of the Custodian’s or the Servicer’s ordinary business operations and (ii) the Master Servicer will reimburse the Custodian for any reasonable costs and expenses incurred in effecting such release unless an Event of Servicing Termination has occurred.  Any document so released will be handled by the Master Servicer or its designee with due care and returned to the Custodian as soon as the Master Servicer no longer has a need for such document.  Upon the release and delivery of any such document in accordance with the instructions of the Master Servicer, the Custodian and Servicer shall be released from any further liability and responsibility with respect to such documents and any other provision of this Agreement if the fulfillment of its responsibilities is dependent upon possession of such documents, unless and until such time as such documents shall be returned to the Custodian.  In no event shall the Custodian be responsible for any loss occasioned by the Master Servicer’s failure to return any Receivable File or any portion thereof in a timely manner.  At all times, the Master Servicer will adhere to all federal and state statutory and regulatory provisions applying to consumer privacy, including those governing the treatment and disclosure of account numbers and other confidential financial information.

Section 2.03. Instructions; Authority to Act.  All instructions from the Master Servicer must be in writing and signed by an authorized officer of the Master Servicer, and the Custodian will be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions believed by it in good faith to have been signed by an authorized officer of the Master Servicer.

Section 2.04. Custodian’s Indemnification.  The Custodian will indemnify the Master Servicer and each Person who controls the Master Servicer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, for any and all Damages that may be imposed on, incurred, or asserted against the Master Servicer or any Person who controls the Master Servicer, as a result of the occurrence of any of the events described in Section 7.02 and on the terms set forth in Section 7.02.

Section 2.05. Effective Period and Termination.

(a) The Servicer’s appointment as Custodian will become effective as of the Closing Date and will continue in full force and effect until terminated pursuant to this Section 2.05.

(b) The Servicer may not resign as Custodian hereunder except in connection with its resignation as Servicer under Section 5.06 or its termination as Servicer under Section 5.05 unless its continued performance of its obligation as Custodian under this Agreement is no longer permitted by applicable law, as evidenced by an Opinion of Counsel.

(c) As soon as practicable after any termination or resignation under this Section 2.05, the terminated Custodian will deliver to the Master Servicer as successor Custodian, or as otherwise directed by the Master Servicer, the Receivable Files and the related accounts and records maintained by the terminated Custodian at such place or places as the Master Servicer may reasonably designate.  The Administrator will reimburse the Custodian for its respective reasonable costs and expenses incurred in connection with the transfer of Receivable Files and related accounts and records, provided, that the Administrator will not reimburse the Servicer for such costs and expenses incurred after the occurrence of a Servicer Termination Date.

ARTICLE III

ADMINISTRATION AND SERVICING
OF RECEIVABLES AND PURCHASED PROPERTY

Section 3.01. Appointment of Servicer; Duties of Servicer.

(a) CenterOne Financial Services LLC is hereby designated by the Master Servicer as Servicer hereunder and until CenterOne Financial Services LLC resigns or is terminated as Servicer hereunder, CenterOne Financial Services LLC agrees to perform the duties and obligations of the Servicer pursuant and subject to the terms hereof.

(b) The Servicer will manage, service, administer, and make collections on the Receivables with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable automobile receivables that it services for itself and that World Omni services for itself and others.  The Servicer’s duties will include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment coupons or invoices to Obligors, reporting tax information to Obligors, accounting for collections and furnishing monthly and annual statements to the Master Servicer with respect to distributions and monthly data tapes containing the information included in Attachment A.  The Servicer will follow its customary standards, policies and procedures, and comply in all material respects with all requirements of applicable federal, state, and local laws, and regulations thereunder, in performing its duties as Servicer.  Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Trust, or the Master Servicer, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables.  All Receivables will be assigned to the Servicer for servicing purposes as of the date of this Agreement.  If the Servicer commences a legal proceeding to enforce a Receivable, the Trust (in the case of a Receivable other than a Repurchased Receivable) will, if necessary to effect the purpose of this Agreement, thereupon be deemed to have automatically assigned such Receivable to the Servicer, solely for the purpose of collection.  If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable, the Master Servicer will at its option and at the Servicer’s direction, cause the Trust to take steps to enforce the Receivable, including bringing suit in the Trust’s name, provided, however, that the Servicer will not be responsible or obligated to reimburse the Master Servicer or the Trust for any losses on the Receivables that may occur as a result of Master Servicer’s decision not to bring such action.  Further, if in any enforcement suit or legal action, any counterclaim or affirmative defense is asserted against the Purchaser, the Trust, the Master Servicer or any other Person other than the Servicer, upon notice to such parties, the Servicer shall have no obligation to continue to pursue such suit or legal action, and the Master Servicer shall assume responsibility for directing such suit or legal action.  The Master Servicer will furnish the Servicer with any powers of attorney (including a power of attorney from the Trust) and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

Section 3.02. Collection of Receivable Payments.  The Servicer will make reasonable efforts, consistent with its customary standards, policies and procedures, to collect all payments called for under the terms and provisions of the Receivables as and when the same become due and will follow such collection procedures as it follows with respect to all comparable receivables that it services for itself and others.  Subject to Sections 3.06(c), (d) and (e), the Servicer may grant extensions (but not more than two one-month extensions in any 12-month period and not more than six one-month extensions for any Receivable and no extension may be granted beyond April 15, 2015), rebates, or adjustments on a Receivable as the Servicer may determine to be appropriate to maximize Collections thereof.  The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable.

Section 3.03. Realization Upon Receivables.  The Servicer will use reasonable efforts, consistent with its customary standards, policies and procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer determines eventual payment in full is unlikely.  The Servicer will follow such customary standards, policies and procedures as it deems necessary or advisable in its servicing of comparable receivables, which may include selling the Financed Vehicle at public or private sale.  The foregoing will be subject to the provision that, in any case in which the Financed Vehicle has suffered damage, the Servicer will not be required to expend funds in connection with the repair or the repossession of such Financed Vehicle unless it determines in its sole reasonable discretion that such repair and/or repossession will increase the amount recoverable in respect of such vehicle by an amount materially greater than the amount of such expenses.

Section 3.04. Allocations of Collections.  If an Obligor is obligated under one or more Receivables, then any payment on any such asset received from or on behalf of such Obligor will, if identified as being made with respect to a particular item or asset, be applied to such item, and otherwise will be allocated by the Servicer in accordance with its customary policies.

Section 3.05. Maintenance of Security Interests in Financed Vehicles.  The Servicer will, in accordance with its customary standards, policies and procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle.  The Master Servicer hereby authorizes the Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Master Servicer and the Trust in the event of the relocation of a Financed Vehicle or for any other reason.

Section 3.06. Covenants of Servicer.  The Servicer will not:

(a) release the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by or on behalf of the Obligor thereunder, satisfaction of the payment obligation evidenced by such Receivable, repossession, discounted settlement, substitution of collateral, abandonment or by operation of law, in each case in accordance with the Servicer’s customary standards, policies and procedures;

(b) take any actions or fail to take any actions in connection with its obligations under this Agreement which, in its reasonable judgment, will impair the rights of the Master Servicer of the Trust in the Receivables;

(c) change the Annual Percentage Rate on any Receivable (except for reductions required by the Servicemembers’ Civil Relief Act or other applicable law);

(d) modify the Amount Financed of any Receivable; or

(e) change the number of originally scheduled due dates under any Receivable.

Section 3.07. [RESERVED].

Section 3.08. Servicing Fee and Servicing Fee Rate.

(a) To compensate the Servicer for services rendered under this Agreement, the Administrator on behalf of the Master Servicer will pay the Servicer the Servicing Fee from the Cutoff Date until the earliest to occur of:

(i) resignation of the Servicer pursuant to Section 5.06;

(ii) termination of the Servicer pursuant to Section 5.05;

(iii) the Termination Date; and

(iv) the final payment or liquidation of all the Receivables.

         (b) The Base Servicing Fee for any Collection Period will be paid to the  Servicer by the Master Servicer from amounts on deposit in the Collection Account on or prior to the related Distribution Date.

(c) For each Collection Period, amounts on deposit in the Collection Account representing, any late fees, prepayment charges and other administrative fees and expenses or similar charges allowed by applicable law and received by the Servicer with respect to Receivables, other than deferral fees, during each Collection Period (such amounts, the “Supplemental Servicing Fee”), will be withdrawn by the Master Servicer from the Collection Account on or prior to the related Distribution Date.  As additional compensation for its services rendered under this Agreement, the Servicer will be entitled to receive, and the Master Servicer will, on or prior to the related Distribution Date, pay to the Servicer, 50% of the Supplemental Servicing Fee for each Collection Period, and will pay to the Administrator the remainder thereof as additional compensation to it.  The Servicer will be entitled to retain as additional compensation to it, any and all interest earned on amounts held by the Servicer on behalf of the Master Servicer during each Collection Period.

(d) The Servicer shall also be entitled to a fee with respect to all collections of deficiency balances on Receivables equal to 35% of the gross amount of each deficiency collection (excluding any insurance proceeds), or if any deficiency balance is collected through the use of a collection agent, the Servicer shall be entitled to a fee equal to no more than 5% of the gross amount collected by such collection agent in respect thereof (excluding any insurance proceeds).

Section 3.09. Servicer Expenses.  On behalf of the Master Servicer, the Administrator will reimburse the Servicer for the reasonable expenses and disbursements incurred by the Servicer in carrying out its obligations as Servicer hereunder or in connection with this Agreement other than (i) Servicer expenses in connection with the liquidation of defaulted Receivables through the repossession of the Financed Vehicle or otherwise to the extent reimbursed to the Servicer out of collections or otherwise and other Obligor collectible expenses that are reimbursed to the Servicer out of collections or otherwise and (ii) postage and other delivery charges in connection with the distribution of monthly statements to obligors.  The Administrator will reimburse the Servicer for all such expenses and disbursements from its own funds and will do so for any Collection Period on the related Distribution Date upon the Administrator’s receipt, at least two Business Days’ before such Distribution Date, of the Servicer’s electronic invoice therefor; provided, however, that if the Administrator does not receive the Servicer’s electronic invoice at least two Business Days before such Distribution Date, the Administrator shall not be required to make such payments until two Business Days after receipt of the Servicer’s electronic invoice therefor.

Section 3.10. Annual Statement as to Compliance; Notice of Event of Servicing Termination; Item 1122 Servicing Criteria Assessment.

(a) The Servicer will deliver to the Master Servicer and the Depositor on or before March 15 of each year beginning March 15, 2009, an Officer’s Certificate stating that:

(i) a review of the activities of the Servicer during the preceding 12-month period or shorter period in the case of the first such certificate and of its performance under this Agreement has been made under such officer’s supervision; and

(ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all its obligations in all material respects under this Agreement throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

(b) The Servicer will deliver to the Master Servicer and the Issuer promptly after having obtained knowledge thereof, notice of the occurrence of any Event of Servicing Termination.

(c) The Servicer will deliver to the Master Servicer and the Depositor, on or before March 15 of each year, beginning March 15, 2009, a report regarding its assessment of compliance with the applicable Servicing Criteria during the immediately preceding calendar year, including disclosure of any material instances of non-compliance, in accordance with paragraph (b) of Rule 13a-18 and Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be signed by an authorized officer of the Servicer and shall at a minimum address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit D hereto.  To the extent any of the Servicing Criteria are not applicable to the Servicer, with respect to asset-backed securities transactions taken as a whole involving the Servicer and that are backed by the same asset type and platform as the Receivables, such report shall include such a statement to that effect.  The Depositor and the Master Servicer, and each of their respective officers and directors shall be entitled to rely upon each such servicing criteria assessment.  In the event that the Trust is not required to file an annual report on Form 10-K for the applicable year, such report may be delivered on or before the following April 1.

Section 3.11. Annual Independent Certified Public Accountant’s Report.  The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer, the Seller or the Depositor, to deliver to the Master Servicer and Depositor, concurrently with the report delivered pursuant to Section 3.10(c), a report, dated as of December 31 of the preceding year, addressed to the board of directors of the Servicer, providing its assessment of compliance with the applicable Servicing Criteria during the preceding fiscal year, including disclosure of any material  instance of non-compliance, in accordance with Rule 13a-18 or Rule 15d-18 under the Exchange Act and Item 1122(b) of Regulation AB.  Such attestation shall also be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.

Section 3.12. Sarbanes-Oxley Act of 2002.  No later than March 15 of each year in which the Trust is required to file an Annual Report on Form 10-K, beginning in 2009, the Servicer shall provide to the Master Servicer a certification covering the preceding calendar year (or the period from the Cutoff Date to December 31, 2008, in the case of the first such certification) (each, a “Sarbanes Certification”), in the form attached hereto as Exhibit C on which the Master Servicer, and its officers and directors can reasonably rely.  Notwithstanding the foregoing, no Sarbanes Certification shall be required to be delivered by the Servicer if the Trust is not subject to the reporting requirements under the Exchange Act with respect to the period to be covered by such Sarbanes Certification.

Section 3.13. Audit of Servicer’s Records.  The Servicer will, upon receipt by the Servicer of 10 days’ prior notice and at the Master Servicer’s expense, permit the Master Servicer and its agents a total of two times per year at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Servicer’s records regarding any Receivable; provided, however, that no such inspection or audit will cause undue disruption of the Servicer’s ordinary business functions.  Such audits will include:  (i) a review of the Servicer’s policy and procedure manual as it relates to collection, bankruptcy, repossession and charge-off policy and procedure, (ii) an account review of the Receivables with respect to each of the following:  (A) collection files (including collection notes and payment histories), (B) loan files with respect to which the Financed Vehicle is being repossessed and (C) loan files with respect to which the related Obligor has become a debtor in a bankruptcy proceeding, (iii) side-by-side reviews with customer service representatives on live customer service calls relating to retail installment sale contracts and (iv) cooperation with reasonable requests made by the Master Servicer in connection with its attempt to conduct any due diligence that the Master Servicer reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification with respect to the Trust.  If an Event of Servicing Termination shall have occurred, the Master Servicer will not be limited to the specified number of audits or the number of days of notice, and such audits will be at the expense of the Servicer.

Section 3.14. Legal Proceedings.  In order to permit the Trust to comply with Item 1117 of Regulation AB, promptly after the Servicer obtains knowledge thereof, the Servicer shall furnish to the Master Servicer notice and a description of any legal proceedings relating to the Servicer or such proceedings known to the Servicer to be contemplated by any governmental authority which, in either case, could reasonably be expected to have a material adverse effect on the Receivables or on the Servicer’s ability to act as Servicer hereunder with respect to the Receivables.

Section 3.15. Additional Regulation AB Provisions.

(a) The Servicer acknowledges and agrees that the purpose of this Section 3.15 is to facilitate compliance by the Master Servicer, on behalf of the Depositor, with the provisions of Regulation AB and related rules and regulations of the Commission.  The Master Servicer and the Depositor shall only exercise its right to request delivery of information or other performance under these provisions in good faith and for the sole purpose of complying with the requirements of Regulation AB.  The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to cooperate in good faith at the Master Servicer’s expense with requests made by the Master Servicer and the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. The Servicer shall cooperate in good faith at the Master Servicer’s expense with the Master Servicer and the Depositor to deliver to the Master Servicer and the Depositor

 (including any of its assignees or designees) any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Master Servicer or the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer and the Receivables, or the servicing of the Receivables, reasonably believed by the Depositor or the Master Servicer to be necessary in order to effect such compliance, it being understood that confidential information shall not be required to be disclosed.

(b) The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) to comply with the reporting and compliance provisions of Sections 3.10, 3.11 and 3.12 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer as is required to file all required reports with the Commission.  The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Master Servicer and the Depositor when required to be delivered the compliance statement required to be delivered by such Subservicer under Section 3.10(a), the assessment of compliance and attestation required to be delivered by such Subservicer under Section 3.10(c) and Section 3.11 and any Sarbanes Certification under Section 3.12.

(c) The Servicer shall cause any Reporting Subcontractor used by the Servicer or any Subservicer to deliver to the Master Servicer and the Depositor an assessment of compliance and accountants’ attestation as and when provided in Section 3.10(c) and Section 3.11 with respect to the Servicing Criteria that are applicable to such Reporting Subcontractor.

(d) The Servicer shall promptly upon request provide to the Master Servicer and the Depositor, a written description (in form and substance reasonably satisfactory to the Master Servicer and the Depositor) of the role and function of each Subservicer and Reporting Subcontractor utilized by the Servicer or any Reporting Subservicer, specifying (i) the identity of each such Subservicer or Reporting Subcontractor, (ii) which Reporting Subcontractors, if any, are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which elements, if any, of the Servicing Criteria will be addressed in assessments of compliance provided by each Subservicer or Reporting Subcontractor.

Section 3.16. Limitation of Liability of the Servicer.

(a) The Servicer may accept and reasonably rely on all accounting and servicing records and other documentation provided to the Servicer by or at the direction of the Master Servicer or the Administrator, including documents prepared or maintained by any other party to this Agreement, including documents prepared or maintained by any originator, or previous servicer, or any party providing services related to the Receivables.

(b) If any error, inaccuracy or omission (collectively, “error”) exists in any information provided to the Servicer and such errors cause or materially contribute to the Servicer making or continuing any error (collectively “continuing errors”), the Servicer shall have no liability for such continuing errors; provided, however, that this provision shall not protect the Servicer against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in discovering or correcting any error or in the performance of its duties contemplated herein.  In the event the Servicer becomes aware of errors and/or continuing errors, which in the opinion of the Servicer impairs its ability to perform its services hereunder, the Servicer shall immediately notify the Master Servicer and Administrator of such errors and/or continued errors; and further, the Servicer may, with the consent of the Master Servicer and Administrator undertake data or records reconstruction to correct such errors and/or continued errors and to prevent future continued errors.

(c) Except as otherwise provided herein, neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Master Servicer, the Administrator or to any other Person for the taking of any action or for refraining from the taking of any action in the performance of its duties as Servicer; provided, however, that this Section shall not protect the Servicer or any director, officer, employee or agent thereof against any liability resulting from its failure to perform in accordance with the terms of this Agreement in all material respects or that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties (except for errors in judgment).  The Servicer and any director, officer or employee or agent thereof may rely in good faith on any advice of counsel or opinion of counsel or on any officer’s certificate or certificate of auditors or accountants or any document reasonably believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

(d) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that (i) shall not be incidental to its duties to service the Receivables in accordance with the Agreement, (ii) in its opinion may involve it in any expense or liability for which reimbursement is not available to the Servicer under this Agreement or (iii) involve the assertion of an affirmative defense or counterclaim against the Purchaser, the Trust, the Master Servicer or any other Person other than the Servicer; provided, however, that the Servicer may undertake any reasonable action that it may, in good faith, deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement.  Notwithstanding the foregoing, the Servicer shall appear in, prosecute or defend any legal action with respect to any licenses or approvals required to conduct its business as contemplated by this Agreement.  In no event shall the Servicer be liable for the acts or omissions of any predecessor servicer.

(e) The Servicer shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if such failure or delay in carrying out any of its duties under this Agreement results from the Servicer acting in accordance with information prepared or supplied by any party to this Agreement other than Servicer or the failure of any party to this Agreement (other than the Servicer) to prepare or provide such information.  Subject in each case to Section 3.15 and Section 3.17, the Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party, (ii) any inaccuracy or omission in a notice or communication received by the Servicer from any third party, (iii) the invalidity or unenforceability of any Receivable under applicable law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Receivable or (v) the acts or omissions of any successor servicer.

Section 3.17. Delegation of Servicing Duties.  The Servicer may delegate any of its duties and obligations hereunder to any Subservicer or Subcontractor; provided, that in each delegation:  (i) the Servicer shall remain primarily liable for the performance of its duties and obligations so delegated and such delegation shall not release the Servicer in any respect from its responsibility hereunder for such performance, (ii) the Master Servicer shall look solely to the Servicer for performance, (iii) the Servicer shall be solely responsible for the fees (but not the reasonable expenses of the Subservicer or Subcontractor which shall be deemed to be reimbursable expenses of the Servicer) of any such Subservicer or Subcontractor and (iv) the Servicer shall comply with the provisions of Section 3.15 with respect to each Subservicer or Subcontractor.

ARTICLE IV

DISTRIBUTIONS; STATEMENTS

Section 4.01. Establishment of Collection Account by the Master Servicer.  The Master Servicer will, on or prior to the Closing Date, establish and maintain an account (the “Collection Account”) as an Eligible Deposit Account.  The Master Servicer hereby certifies that the Collection Account has been established as account number 127993000 at U.S. Bank National Association, ABA #091000022.  The Servicer will deposit into the Collection Account all remittances to the Master Servicer, as required by Section 4.02, by wire transfer in immediately available funds.  All monies on deposit in the Collection Account will be property of the Master Servicer.

Section 4.02. Distributions; Remittance Conditions.

Subject to the next succeeding paragraph and Section 4.04 hereof, the Servicer will be required to remit to the Collection Account within 2 Business Days of the receipt of payment and related payment information regarding where to allocate payment, all Collections and Repurchase Amounts processed in accordance with the Servicer’s ordinary policies and procedures (excluding payments received by the Servicer from Obligors of Repurchased Receivables).

If the Monthly Servicing Report for any Reporting Date indicates that the Servicer’s aggregate daily remittances to the Collection Account exceed the amount required to be so deposited for the related Collection Period, net of any offsets, the Servicer will make subsequent remittances to the Collection Account net of such excess.  If the Monthly Servicing Report indicates that the amounts required to be so deposited for the related Collection Period exceed the aggregate of the Servicer’s daily remittances to the Collection Account in respect thereof net of any offsets, the Servicer will deposit on or before the related Distribution Date an amount equal to such excess in the Collection Account.

Section 4.03. Statements to Master Servicer.  On or before each Reporting Date, commencing on the Reporting Date in August 2008 the Servicer will deliver to the Master Servicer with respect to all of the Receivables on an aggregate basis a monthly report substantially in the form attached hereto as Exhibit B (each, a “Monthly Servicing Report”) and a monthly data file (setting forth account-level data identified by account number) in a form similar to Attachment A hereto, with such changes to the information provided in Attachment A hereto as will be mutually agreed to by the Servicer, the Administrator and the Master Servicer (the “Monthly Data File”).  The Master Servicer shall use the information in the Monthly Data File to prepare investor reports for the Securitization.

Section 4.04. Netting.  The Servicer will make the remittances required under Section 4.02 net of (x) Servicer expenses that are Obligor collectable amounts for which the Servicer has not otherwise been reimbursed and (y) amounts equal to payments previously deposited or credited to the Collection Account and returned unpaid or otherwise uncollected or subject to adjustment entry, whether for insufficient funds or for other reasons; such amounts will be listed separately on the Monthly Servicing Report as if such amounts were distributed to the Servicer directly.

ARTICLE V

MATTERS RELATING TO SERVICER,
CUSTODIAN, ADMINISTRATOR AND MASTER SERVICER

Section 5.01. Representations.  The Servicer makes the following representations as to itself to the Master Servicer:

(a) Organization; Good Standing; Due Qualification.  The Servicer has been duly formed and is validly existing as a limited liability company in good standing under the laws of the state of its formation, and is duly qualified to transact business as such business is presently transacted and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification (including any qualification to do business as a foreign company), and will have obtained and will maintain all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires (including the servicing of the Receivables as required by this Agreement).

(b) Power and Authority; Due Authorization; Enforceability.  The Servicer has full power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has power, authority and legal right to service the Receivables and to hold the Receivable Files, as applicable, as custodian on behalf of the Master Servicer as contemplated under this Agreement.  The Servicer has power and authority to execute and deliver this Agreement and to carry out its terms and this Agreement has been duly authorized, executed and delivered by the Servicer and will constitute the legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, conservatorship, receivership, liquidation and other similar laws and general equitable principles.

(c) No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or result in any breach of any of the terms and provisions of, nor constitute a default under (in each case material to the Servicer and its subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to the Servicer and its subsidiaries considered as a whole) upon any of the property or assets of the Servicer pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Servicer is a debtor or guarantor (other than this Agreement); nor will such action result in any violation of the provisions of the formation documents of the Servicer or any law, order, rule, or regulation applicable to the Servicer or of any federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties that would materially and adversely affect the performance by the Servicer of its obligations under, or the validity and enforceability of, this Agreement.

(d) No Proceedings.  No legal or governmental proceedings are pending to which the Servicer is a party or of that any property of the Servicer is the subject, and to the Servicer’s best knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others, other than such proceedings that will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Servicer and its subsidiaries considered as a whole and will not materially and adversely affect the performance by the Servicer of its obligations under, or the validity and enforceability of, this Agreement.

(e) Due Qualification.  The Servicer has obtained all the licenses and approvals necessary for the conduct of the Servicer’s business in the jurisdictions where the failure to do so would materially and adversely affect its servicing of the Receivables or render any of the Receivables unenforceable.

(f) No Litigation Pending.  There is no action, suit, proceeding or investigation pending or to the Servicer’s knowledge, threatened against the Servicer which, if determined adversely to the Servicer, would draw into question the validity of this Agreement or the Receivables or of any action taken or to be taken by it in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement.

(g) Solvency.  The Servicer is not insolvent (as defined in Title 11 U.S. Code § 101(32)).

It is understood and agreed that the representations and warranties set forth in this Section 5.01 will survive the Closing Date and will inure to the benefit of the other parties hereto and their respective successors and assigns.

Section 5.02. Representations And Warranties Of the Master Servicer.  The Master Servicer makes the following representations and warranties to the Servicer (including in its capacity as the Custodian):

(a) Organization; Good Standing; Due Qualification.  The Master Servicer has been duly organized and is validly existing under the laws of the United States, and is duly qualified to perform its duties under this Agreement, and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification.

(b) Power and Authority; Due Authorization; Enforceability.  The Master Servicer has full power and authority to execute and deliver this Agreement and to carry out its terms and this Agreement has been duly authorized, executed and delivered by the Master Servicer and constitutes the legal, valid and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, except as such enforceability may be limited by insolvency, bankruptcy, reorganization, conservatorship, receivership, liquidation or other similar laws and to general equitable principles.

(c) No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or result in any breach of any of the terms and provisions of, nor constitute a default under (in each case material to the Master Servicer and its subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to the Master Servicer and its subsidiaries considered as a whole) upon any of the property or assets of the Master Servicer pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Master Servicer is a debtor or guarantor (other than this Agreement); nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Master Servicer or any law, order, rule, or regulation applicable to the Master Servicer or of any federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Master Servicer or its properties that would materially and adversely affect the performance by the Master Servicer of its obligations under, or the validity and enforceability of, this Agreement.

(d) No Proceedings.  No legal or governmental proceedings are pending to which the Master Servicer is a party or of that any property of the Master Servicer is the subject, and to the Master Servicer’s best knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others, other than such proceedings that will not have a material adverse effect upon the performance by the Master Servicer of its obligations under, or the validity and enforceability of, this Agreement.

(e) No Litigation Pending.  There is no action, suit, proceeding or investigation pending or to the Master Servicer’s knowledge, threatened against the Master Servicer which, if determined adversely to the Master Servicer, would draw into question the validity of this Agreement or the Purchased Property or of any action taken or to be taken by it in connection with the obligations of the Master Servicer contemplated herein, or which would be likely to impair materially the ability of the Master Servicer to perform under the terms of this Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 5.02 will survive the Closing Date and will inure to the benefit of the Servicer (including in its capacity as Custodian) and its successors and assigns.

Section 5.03. Representations And Warranties Of The Administrator.  The Administrator makes the following representations and warranties to the Servicer (including in its capacity as Custodian) and the Master Servicer:

(a) Organization; Good Standing; Due Qualification.  The Administrator has been duly organized and is validly existing as an industrial loan corporation in good standing solely under the laws of the State of Utah, and is duly qualified to perform its duties under this Agreement, and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification.

(b) Power and Authority; Due Authorization; Enforceability.  The Administrator has full power and authority to execute and deliver this Agreement and to carry out its terms and this Agreement has been duly authorized, executed and delivered by the Administrator and constitutes the legal, valid and binding obligation of the Administrator, enforceable against the Administrator in accordance with its terms, except as such enforceability may be limited by insolvency, bankruptcy, reorganization, conservatorship, receivership, liquidation or other similar laws and to general equitable principles.

(c) Due Qualification.  The Administrator has obtained all the licenses and approvals required in connection with the Administrator’s performance of its obligations under this Agreement in all jurisdictions where the failure to do so would materially and adversely affect the Servicer’s ability to service the Receivables or render any of the Receivables unenforceable.

(d) No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or result in any breach of any of the terms and provisions of, nor constitute a default under (in each case material to the Administrator and its subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to the Administrator and its subsidiaries considered as a whole) upon any of the property or assets of the Administrator pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Administrator is a debtor or guarantor (other than this Agreement); nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Administrator or any law, order, rule, or regulation applicable to the Administrator or of any federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Administrator or its properties that would materially and adversely affect the performance by the Administrator of its obligations under, or the validity and enforceability of, this Agreement.

(e) No Proceedings.  No legal or governmental proceedings are pending to which the Administrator is a party or of that any property of the Administrator is the subject, and to the Administrator’s best knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others, other than such proceedings that will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Administrator and its subsidiaries considered as a whole and will not materially and adversely affect the performance by the Administrator of its obligations under, or the validity and enforceability of, this Agreement.

(f) No Litigation Pending.  There is no action, suit, proceeding or investigation pending or to the Administrator’s knowledge, threatened against the Administrator which, if determined adversely to the Administrator, would draw into question the validity of this Agreement or the Receivables or of any action taken or to be taken by it in connection with the obligations of the Administrator contemplated herein, or which would be likely to impair materially the ability of the Administrator to perform under the terms of this Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 5.03 will survive the Closing Date and will inure to the benefit of the Servicer (including in its capacity as Custodian) and its successors and assigns.

Section 5.04. Merger or Consolidation of, or Assumption of the Obligations of the Servicer.

(a) Subject to Section 5.04(b), a Person will be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, if:

(i) the Servicer merges or consolidates with the Person;

(ii) the Person results from any merger, conversion, or consolidation, to which the Servicer will be a party; or

(iii) the Person succeeds to the business of the Servicer.

(b) The following conditions must be met upon the consummation of any of the transactions listed under Section 5.04(a):

(i) the Person (A) has, or has its obligations unconditionally guaranteed by a Person with, a net worth of not less than $50,000,000, (B) is servicing a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle loans, (C) is legally qualified, and has the capacity, to service the Receivables, and (D) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle loans similar to Receivables in accordance with standards of skill and care that are consistent with prudent industry standards;

(ii) the Person executes an agreement of assumption to perform every obligation of the Custodian and the Servicer under this Agreement; and

(iii) the Servicer will have delivered to the Master Servicer an Officer’s Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation, or succession and such agreement of assumption comply with this Section 5.04 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with.

Section 5.05. Effective Period and Termination.  The Servicer’s appointment as servicer will become effective as of the Closing Date and will continue in full force and effect until terminated pursuant to this Section 5.05 or its resignation pursuant to Section 5.06(a) is effective.  The Master Servicer shall have the right to terminate all the rights and obligations of the Servicer hereunder upon the occurrence of and Event of Servicing Termination in accordance with Section 6.01 hereunder.  As soon as practicable after any termination under this Section 5.05, the Servicer will cooperate with the Master Servicer in effecting the termination of servicing and transition to a new servicer as provided in Section 6.02 hereof.  Unless an Event of Servicing Termination has occurred, the Master Servicer will reimburse the Servicer for all of its reasonable costs and expenses incurred by the Servicer in connection with the termination of the Servicer hereunder and replacement with a new Servicer, upon receipt of reasonable documentation of such costs and expenses.

Section 5.06. CenterOne Not to Resign as Servicer.

(a) Subject to the provisions of Section 5.04, the Servicer will not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except:

(i) with the express written consent of the Master Servicer; or

(ii) upon determination that the performance of its duties under this Agreement is no longer permissible under applicable law.

After any determination to resign under this Section 5.06(a), the Servicer will cooperate with the Master Servicer in effecting the transition to a new Servicer as provided in Section 6.02 hereof.

(b) Upon any determination under (a)(ii) of this Section 5.06, notice of such determination will be communicated to the Master Servicer at the earliest practicable time (and, if such communication is not in writing, will be confirmed in writing at the earliest practicable time) and such determination will be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer concurrently with or promptly after such notice.

ARTICLE VI

SERVICING TERMINATION

Section 6.01. Event of Servicing Termination.  The Master Servicer may terminate all of the rights and obligation of the servicer under this Agreement if any one or more of the following events (“Event of Servicing Termination”) shall occur and be continuing;

(a) (i) The Servicer shall fail to perform or observe any term, covenant or agreement under this Agreement (other than as referred to in clauses (ii) or (iii) next following) and such failure shall remain unremedied for 30 days after actual knowledge thereof by the Servicer or written notice thereof is received by the Servicer, (ii) the Servicer shall fail to make when due any payment or deposit to be made by it under this Agreement and such failure shall remain unremedied for five Business Days after actual knowledge thereof by the Servicer or written notice thereof is received by the Servicer or (iii) the Servicer shall fail to deliver the Monthly Servicing Report pursuant to this Agreement and such failure shall remain unremedied for five days after actual knowledge thereof by the Servicer or written notice thereof is received by the Servicer; or

(b) Any representation or warranty made or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement or any written information or report delivered by the Servicer pursuant to this Agreement shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered and such failure shall remain unremedied for 30 days after actual knowledge thereof by the Servicer or written notice thereof is received by the Servicer; or

(c) The Servicer or World Omni Financial Corp. shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall have made a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Servicer or World Omni Financial Corp. seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief; or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a received, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Servicer or World Omni Financial Corp. shall take any corporate action to authorize any of the actions set forth above in this Section 6.01(c); or

(d) A Change of Control shall occur with respect to the Servicer.

On and after receipt by the Servicer of written notice from the Master Servicer during the continuance of an Event of Servicing Termination, all authority and power of the Servicer under this Agreement will pass to and be vested in the Master Servicer or Master Servicer’s designee; provided that the Servicer will remain obligated to perform its obligations hereunder until a successor Servicer has accepted appointment as Servicer hereunder.  The Master Servicer is authorized to take any action appropriate to transfer the Servicer’s servicing duties hereunder to a successor servicer.

Section 6.02. Agreement to Cooperate Upon Termination or Resignation of the Servicer.  Upon termination under Section 5.05 or resignation under Section 5.06, the Servicer will cooperate with the Master Servicer or its designee in effecting the termination of the responsibilities and rights of the Servicer under this Agreement, including, as soon as practicable, the transfer to the Master Servicer or the Master Servicer’s designee for administration of all cash amounts that are at the time held by the Servicer for deposit or are thereafter received with respect to a Receivable and the delivery of the Receivable Files and the related accounts and records maintained by the Servicer.  In no event, however, will the Servicer be obligated to license its proprietary servicing software or other applications to any successor servicer or any other third party.  All reasonable costs and expenses (including attorneys’ fees) incurred in connection with transferring the Receivable Files to the Master Servicer or Master Servicer’s designee pursuant to Sections 6.01 and 6.02 will be paid by the terminated Servicer.  No such payment or reimbursement shall be made by the party responsible for such payment unless such party has received reasonable documentation of such costs and expenses.

Section 6.03. Waiver of Past Events of Servicing Termination.  The Master Servicer may waive any Event of Servicing Termination hereunder and its consequences.  Upon any such waiver of a past Event of Servicing Termination, such Event of Servicing Termination will cease to exist, and will be deemed to have been remedied for every purpose of this Agreement.  No such waiver will extend to any subsequent or other event or impair any right consequent thereon.

ARTICLE VII

INDEMNIFICATION

Section 7.01. Indemnification of the Servicer.

(a) The Administrator shall defend, indemnify and hold harmless the Servicer from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Administrator or any Affiliate of the Administrator of a Financed Vehicle.  The Master Servicer shall defend, indemnify and hold harmless the Servicer from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Master Servicer  or any Affiliate of the Master Servicer of a Financed Vehicle.

(b) The Administrator shall indemnify the Servicer, its successors and assigns, and each Person, if any, who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all Damages suffered by it in connection with this Agreement, excluding, however, for the Administrator’s benefit, (i) Damages to the extent resulting from gross negligence or willful misconduct on the part of the Servicer and (ii) any overall net income taxes or franchise taxes imposed (in the case of franchise taxes) on the Servicer by the jurisdiction under the laws of which such party is organized or qualified (or should be qualified) to do business or any political subdivision thereof.

(c) If the Master Servicer or the Administrator shall have made any indemnity payments pursuant to this Section 7.01, and the recipient thereafter collects all or any portion of such amounts from others, the recipient shall promptly repay any duplicative amounts to the Master Servicer or the Administrator, as the case may be, without interest.

Section 7.02. Indemnification by the Servicer.  Without limiting any other rights that the Master Servicer or the Administrator may have hereunder or under applicable law, the Servicer hereby agrees to indemnify the Master Servicer, the Administrator, their respective successors and assigns and each Person, if any, who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against all Damages arising out of or resulting from (a) the use, ownership or operation by the Servicer or any Affiliate of the Servicer of a Financed Vehicle, (b) the gross negligence or willful misconduct of the Servicer or its officers, directors, employees or agents, (c) the Servicer’s failure to perform materially in accordance with this Agreement or (d) any failure of the representations and warranties made by the Servicer hereunder or in connection herewith to be true and correct in all material respects when made or deemed made, excluding, however, Damages to the extent resulting from the gross negligence or willful misconduct of such indemnified party or failure by such indemnified party to comply with applicable laws and regulations relating to the transactions contemplated by this Agreement.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.01. Amendment.  This Agreement may only be amended by a written amendment duly executed and delivered by the Administrator, the Servicer, the Custodian and the Master Servicer.

Section 8.02. Counterparts.  For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed in any number of counterparts, each of which counterparts will be deemed to be an original, and all of which counterparts will constitute but one and the same instrument.

Section 8.03. GOVERNING LAW.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER WILL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.04. Headings and Cross-References.  The various headings in this Agreement are included for convenience only and will not affect the meaning or interpretation of any provision of this Agreement.

Section 8.05. Notices.  All communications and notices pursuant hereto to either party must be in writing or by fax and addressed or delivered to it at its address as shown below or at such other address as may be designated by it by notice to the other party and, if mailed or sent by fax, will be deemed given upon receipt at the address or fax number for each party set forth below:

To Master Servicer:	U.S. Bank Portfolio Services 1310 Madrid Street, Suite 1310 Mershell, Minnesota 56258 Telephone No.: (507) 532 – 7129 Fax No.: (866) 806 – 0775

with a copy to:

U.S. Bank National Association
60 Livingston Avenue EP – MN – 353D St. Paul, Minnesota 55107 – 1419 Attention: Corporate Trust Services/ MATS 2007-1 Telephone No.: (651) 495 – 3923 Fax No.: (651) 495 - 8090

To Administrator:
Merrill Lynch Bank USA
c/o Merrill Lynch, Pierce, Fenner & Smith
                          Incorporated
4 World Financial Center, 11th Floor
New York, NY 10080
Attn:  Joseph Magnus
Telephone No.:  (212) 449-7854
Fax No.:  (212) 449-9015

To Servicer:	CenterOne Financial Services LLC 190 Jim Moran Boulevard Deerfield Beach, FL 33442 Attn: Ed Brown Telephone No.: (954) 596-3976 Fax No.: (954) 596-3080

Section 8.06. Severability of Provisions.  If any one or more of the covenants, agreements, provisions, or terms of this Agreement will be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms will be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and will in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 8.07. Assignment.  Notwithstanding anything to the contrary contained herein, (i) except as provided in Section 3.17 and Section 5.04 and related provisions, this Agreement may not be assigned by the Servicer, or the Custodian without the prior written consent of the Master Servicer, (ii) this Agreement may not assigned by the Master Servicer except to a successor master servicer in accordance with the provisions of the Sale and Servicing Agreement and (iii) this Agreement may not be assigned by the Administrator without the prior written consent of the Servicer.

Section 8.08. No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of the Master Servicer any right, remedy, power or privilege hereunder, will operate as a waiver thereof; nor will any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 8.09. Termination of Agreement.  This Agreement shall terminate on the Distribution Date following the final payment or liquidation of all Receivables.  Sections 2.04 and 8.03 and the indemnification provisions set forth in Article VII shall survive termination of this Agreement.

Section 8.10. Independent Contractors.  Nothing in this Agreement shall constitute U.S. Bank, National Association, the Trust, Merrill Lynch Bank USA and CenterOne

Financial Services LLC as members of any partnership or joint venture in connection with the servicing of the Purchased Property.

Section 8.11. Failure to Perform.  No party hereunder will be liable for its failure to perform any of its obligations hereunder when the failure arises out of causes beyond its control, including, without limitation, an act of a governmental regulatory/authority, an act of God, accident, equipment failure, labor disputes or system failure, provided it has exercised such diligence as the circumstances require.

The parties have caused this Servicing Agreement to be executed by their respective duly authorized officers as of the date and year first above written.

U.S. BANK NATIONAL ASSOCIATION, as Master Servicer

By:	/s/ D. L. Reynolds
Name: Diane L. Reynolds
Title: Vice President

MERRILL LYNCH BANK USA., as Administrator

By:	/s/ Joseph Magnus
Name: Joseph Magnus
Title: Director

CENTERONE FINANCIAL SERVICES LLC, AS SERVICER

By:	/s/ Edward J. Brown Jr.
Name: Edward J. Brown, Jr.
Title: Group Vice President

[signature page to servicing agreement]

EXHIBIT A

LOCATION OF RECEIVABLE FILES

Locations at which Receivables Files will be kept:

3120 Rider Trail S.
Earth City, MO 63045

185 – 190 Jim Moran Boulevard
Deerfield Beach, FL 33442

6150 Omni Park Drive
Mobile, Alabama 36609

Space Savers Document Storage
2051 West I-65 Service Road North
Mobile, Alabama 36618

Recall Total Information Management
3901 Union Boulevard
St. Louis, Missouri 63115

A-1

EXHIBIT B

FORM OF MONTHLY SERVICING REPORT

MATS 2008-1
Servicer Monthly Activity Report

For Monthly Period:

Original Amount Purchased
Original # of Contracts Purchased

Remaining Number of Contracts Current Period
Weighted Avg APR of Remaining Contracts Current Period

Account Activity	Interest	Principal	Repossessions	Misc	Totals
Beginning of Period Principal Balance

Contracts Paid Off
P&I Payments
Liquidation Proceeds
Recoveries Collected on Charged Off Accounts
Collection Expenses
Buyback Settlement
Misc Payments
Total cash transactions

New Loans
Loans Closed
Principal Balance of Charged-off Receivables (Non-Cash)
Repossessed Receivables (Non-Cash)
Accounts Repurchased
Adjustment (non-cash)
Total non-cash transactions

End of Period Principal Balance
Active Accounts > 120 Days Delinquent
Repossessed Accounts in Inventory > 90 Days
Collection Expenses and Misc
Adjusted End of Period Principal Balance

Total Reported Cash Collection

Collections Available for Distribution
Collections Available for Distribution: Life-to-Date

Active Accounts
Beginning of Period Number of Active Contracts
Number of Contracts Paid Off in Period (net of payoff reversals)
Number of Contracts Charged-off in Period
Number of Contracts Moved to Repo Inventory in Period
Number of Contracts Adjusted (Rebooks/Flat Cancels)
Repossessions Reinstated
Number of Contracts in Repo Inventory as of Month End
End of Period Number of Contracts

Number of Accounts with Deferments Current Period
Principal Balance of Accounts with Deferments Current Period

Principal Balance of Accounts Changed to BK Status in Current Period
Number of Accounts in Bankruptcy Status End of Period
Bankruptcy End of Period Principal Balance

B-1

Delinquency (Units / %) Excluding BK's	Number	Percent
30-59 days past due
60-89 days past due
90-119 days past due
120 + days past due
Total Delinquency (Units / %) Excluding BK's

Delinquency ($ / %) Excluding BK's
30-59 days past due
60-89 days past due
90-119 days past due
120 + days past due
Total Delinquency ($ / %) Excluding BK's

MATS 2008-1
Servicer Monthly Activity Report

For Monthly Period:

Delinquent BKs ($ / %)	Dollars	Percent
30-59 days past due
60-89 days past due
90-119 days past due
120 + days past due
Total Delinquency BKs ($ / %)

Repossession Inventory (Units)
Beginning of Period Repossession Inventory
Redeemed in Full
Redeemed in Full - To move from inventory
Current Period Repossessions
Repossession Inventory Moved to Charge-off
Repossessions Reinstated
End of Period Repossession Inventory

Repossession Inventory ($)
Beginning of Period Repossession Inventory
Redeemed in Full
Current Period Repossessions
Repossessions Sold
Repossession Inventory Moved to Charge-off
Repossessions Reinstated
Miscellaneous Transactions
End of Period Repossession Inventory

Credit Losses ($)	Current Month	Cumulative
Principal Balance of Defaulted Accounts
Net Liquidation Proceeds ($0.00-$0.00)
Credit Loss Before Deficiency Balance Recoveries
Recoveries
Net Credit Loss
Cumulative Net Credit Loss as Percent of Cutoff Pool Balance

Sales Proceeds Ratio

Days in Repossession Inventory

Monthly Subservicer Compensation
Servicing Fee
Additional Servicer Expenses
Additional Servicer Expenses Related to Net Loss
Fee Due to CenterOne

B-2

EXHIBIT C

FORM OF SERVICER’S SARBANES-OXLEY CERTIFICATION

Re:	Servicing Agreement, dated as of June 30, 2008 (the “Servicing Agreement”), between U.S. Bank National Association, Merrill Lynch Bank USA and CenterOne Financial Services LLC

I, [identify the certifying individual] [state position] of CenterOne Financial Services LLC (the “Servicer”), certify to the Master Servicer and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.           I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all monthly servicing reports [from [the Closing Date] to December 31, 2008] [during 20[  ]] that were delivered by the Servicer to the Master Servicer pursuant to the Servicing Agreement (collectively, the “Servicer Servicing Information”);

2.           Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to period covered by the Servicer Servicing Information;

3.           Based on my knowledge, all of the Servicer Servicing Information required to be provided to the Master Servicer by the Servicer under the Servicing Agreement is included in these reports;

4.           I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon my knowledge and the annual compliance review required under the Servicing Agreement in connection with preparing the Compliance Statement, and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report or the Monthly Servicing Reports, the Servicer has fulfilled its obligations under the Servicing Agreement in all material respects; and

5.           The Compliance Statement required to be delivered by the Servicer pursuant to the Servicing Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer pursuant to the Servicing Agreement, have been provided to the Master

C-1

Servicer.  Any material instance of noncompliance with the Servicing Criteria (as defined in the Servicing Agreement) has been disclosed in such reports.

[Signature]
[Title]
Date:

C-2

EXHIBIT D

MINIMUM SERVICING CRITERIA TO BE ADDRESSED IN
ASSESSMENT OF COMPLIANCE STATEMENT

The assessment of compliance to be delivered by the Servicer shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Reg AB Reference	Servicing Criteria	Applicable Servicing Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	N/A
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.	N/A
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	N/A
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
N/A
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
N/A
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing	N/A

Reg AB Reference	Servicing Criteria	Applicable Servicing Criteria

accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.
N/A
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	N/A
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	N/A
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	N/A
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by	X

Reg AB Reference	Servicing Criteria	Applicable Servicing Criteria
authorized personnel in accordance with the transaction agreements and related pool asset documents.
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	N/A
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
N/A
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
N/A
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
N/A
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
N/A
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	N/A

ATTACHMENT A

ABS Client Retail Master File Extract - Data Descriptions

COBOL Data Element Name		Data Element Description	Starting Position	Ending Position	Format	Header
1.	CM-ACCOUNT-NBR	Loan Account Number - comprised of:	1	18		ACCOUNT NUMBER
	CM-BANK-NBR	Bank Number - 3 digit Client (ACLS BANK) Number assigned by OFSA			PIC X(3)
	CM-APP-NBR	Application Number - loan application type (defaults to ‘01’ - Retail)			PIC X(2)
	CM-LOAN-NBR	Loan Account Number - 13 digit account number assigned by OFSA			PIC X(13) FILLER (5)
2.	CM-ABS-POOL-ID	ABS Pool Identification Number - 3 digit Pool Identification number assigned by Asset Backed Securitization (ABS) Department	20	22	PIC X(3)	ABSID
3.	CM-CUR-PRIN-AMT	Current Principal Amount - Total amount of current Principal balance	26	36	PIC Z(7).99-	PRINCIPAL
4.	CM-ACCR-INT-AMT	Current Accrued Interest - Total amount of current accrued Interest	38	48	PIC Z(7).99-	ACC INTEREST
5.	CM-INV-PMT-AMT	Investor Payment - Amount of payment due to the Investor according to the Servicing Agreement	50	60	PIC Z(7).99-	INV PMT
6.	CM-TYPE-NBR	Company (Type) Identification Number - 3 digit Company (ACLS Type) assigned by OFSA	62	64	PIC X(3)	COM
7.	CM-STATUS-CODE	Status Code - values are: Open = ‘0’ (zero) Closed = ‘C’ Chargeoff = ‘X’	66	66	PIC X(1)	STA
8.	CM-BANKRUPTCY-CODE	Bankruptcy Status Code - values are: Not in Bankruptcy = ‘0’ (zero) In Bankruptcy = ‘1’, ‘2’, ‘3’, ‘4’ Bankruptcy Chapter 7 = ‘1’ Bankruptcy Chapter 11 = ‘2’ Bankruptcy Chapter 13 = ‘3’ In Litigation = ‘4’	71	71	PIC X(1)	BK STAT
9.	CM-LEGAL-CODE	Legal Status Code - values are: No Legal Status = blanks (spaces) Contested Insurance = ‘CIC’	79	81	PIC X(3)	LEG STAT

ABS Client Retail Master File Extract - Data Descriptions

COBOL Data Element Name		Data Element Description	Starting Position	Ending Position	Format	Header
		Confiscation = ‘CON’ Fraud = ‘FRD’ Military Allotment = ‘MIL’ Replevin = ‘RPL’ Substitution of Collateral = ‘SOC’
10.	CM-PYF-COF-REA-CODE	Payoff / Chargeoff Reason Code - values are: Automatic Chargeoff = ‘AC’ Converted Chargeoff = ‘CC’ Chargeoff = ‘CO’ Converted Repo = ‘CR’ Dealer Payoff = ‘DP’ Early Payoff = ‘EP’ Flat Cancel = ‘FC’ Insurance Claim = ‘IC’ Insurance Loss = ‘IN’ Involuntary Repo = ‘IR’ Loan Reversal = ‘LR’ Refinance = ‘RF’ Sold = ‘SD’ Skip = ‘SK’ Scheduled Payment = ‘SP’ Uncollectable Chargeoff = ‘UC’ Uncollectable Repo = ‘UR’ Voluntary Repo = ‘VR’	88	89	PIC X(2)	PO/CO REASON
11.	CM-ORIG-CONV-ACCOUNT-NBR	Original Account Number - Original pre-ACLS conversion Loan Account Number	101	120	PIC X(20)	ORG ACCT NUMBER
12.	CM-APPLICANT-BUREAU-SCORE	Applicant Bureau Score - Credit Bureau Application Score for Applicant	122	126	PIC X(5)	APP SCORE
13.	CM-LOAN-ST	Loan State - Abbreviation that indicates the State in which the Loan was actually booked by the Dealer	132	134	PIC X(3)	STATE
14.	CM-APR	Annual Percentage Rate - Annual Percentage Rate of the Loan	138	144	PIC Z(2).999-	APR
15.	CM-ORIG-BAL-AMT	Original Loan Balance Amount - original amount owed by the Customer at loan inception	148	158	PIC Z(9).99-	ORG LOAN BAL
16.	CM-AMT-FIN	Amount Financed - Total amount	160	172	PIC	AMT

ABS Client Retail Master File Extract - Data Descriptions

COBOL Data Element Name		Data Element Description	Starting Position	Ending Position	Format	Header
		financed by the customer at loan inception			Z(9).99-	FINANCED
17.	CM-CUR-BAL-AMT	Current Loan Balance - current total amount owed by the Customer	174	186	PIC Z(9).99-	CUR LOAN BAL
18.	CM-ORIG-TERM	Original Term of Loan - Total number of months (term) of the original loan agreement	188	191	PIC Z(3)-	ORG TERM
19.	CM-ORIG-NBR-PMTS	Original Number of Payments - Total number of payments of the current loan agreement	197	202	PIC Z(5)-	ORG # PMTS
20.	CM-NBR-PAYMENTS-LEFT	Number of Payments Left - Total number of payments left over the life of the loan	208	211	PIC Z(3)-	# PMTS LEFT
21.	CM-NBR-EXTS	Number of Extensions - Total number of times the account has been extended	220	223	PIC Z(3)-	# EXT
22.	CM-NBR-MTH-EXT	Number of Months Extended - Total number of months the account has been extended	226	229	PIC Z(3)-	# MTHS EXT
23.	CM-LAST-PAYMENT-AMT	Last Payment Amount - Total last payment amount due at the time of loan maturity from the Customer – Balloon Amount	238	248	PIC Z(7).99-	LAST PMT AMT
24.	CM-CUR-MTH-PMT-AMT	Current Monthly Payment Amount - Total Monthly Payment Amount currently owed by Customer	251	263	PIC Z(9).99-	CUR PMT AMT
25.	CM-CUR-PMT-NBR	Current Payment Number - Total number of payments made (LTD) by the Customer	265	268	PIC Z(3)-	CUR PMT #
26.	CM-NBR-DAYS-PST-DUE	Number of Days Past Due - Total number of days that the account is past due	275	278	PIC Z(3)-	DAYS PAST DUE
27.	CM-PST-DUE-AMT	Past Due Amount - Current past due amount total	289	301	PIC Z(9).99-	PAST DUE AMT
28.	CM-LT-DUE-AMT	Late Charge Due Amount - Total uncollected amount for Late Charges	303	313	PIC Z(7).99-	LC DUE AMT
29.	CM-TIM-15-DLQ-CTR	15 Day Delinquency Counter - Total number of times Customer was delinquent over 15 days	315	318	PIC Z(3)-	15DL
30.	CM-TIM-30-DLQ-CTR	30 Day Delinquency Counter - Total number of times Customer was delinquent over 30 days	320	323	PIC Z(3)-	30DL
31.	CM-TIM-60-DLQ-CTR	60 Day Delinquency Counter - Total number of times Customer was delinquent over 60 days	325	328	PIC Z(3)-	60DL

ABS Client Retail Master File Extract - Data Descriptions

COBOL Data Element Name		Data Element Description	Starting Position	Ending Position	Format	Header
32.	CM-TIM-90-DLQ-CTR	90 Day Delinquency Counter - Total number of times Customer was delinquent over 90 days	330	333	PIC Z(3)-	90DL
33.	CM-COLL-TYPE-CODE	Collateral Type Code - values are: Vehicle = ‘V’ Miscellaneous = ‘Z’	335	335	PIC X(1)	COL TYPE
34.	CM-TITLE-STATUS-CODE
Title Status Code - Used to derive the Title Received Indicator

No Title
Asset Management = ‘A  ’
Duplicate Title Requested =’DUP’
Incorrect Title = ‘I  ‘
Incomplete Title = ‘ICL’
Investigation = ‘INV’
Moved = ‘M  ‘
No Title Received = ‘N  ‘
Repossession Title = ‘RPO’
Substitution of Collateral = ‘SOC’
Title Sent to State = ‘ST ‘
Unknown = ‘UNK’

Title Received
Title and Contract Sent to Customer = ‘ACL’
Insurance / Total Loss = ‘C  ‘
Contract to Client = ‘CCL’
Client Handles Title = ‘CLS’
Title Complete = ‘CPL’
Title Sent to Dealer = ‘DLR’
Bankruptcy = ‘E  ‘
Salvage = ‘G  ‘
Unit Sold / Remarketed = ‘K  ‘
Title Sent to Paid in Fulls = ‘PIF’
Title Released = ‘REL’
Title In-House = ‘T  ‘
Title Sent to Client = ‘TCL’
			344	346	PIC X(3)	TITLE ST

ABS Client Retail Master File Extract - Data Descriptions

COBOL Data Element Name		Data Element Description	Starting Position	Ending Position	Format	Header
35.	CM-COLL-NEW-USED-IND	New Used Indicator - values are: New Collateral = ‘N’ Used Collateral = ‘U’ Misc Collateral = ‘Z’ Collateral Not Available = blanks (spaces)	355	355	PIC X(1)	NEW/USED
36.	CM-COLL-CCYY	Collateral Year - Model year of the collateral	364	367	PIC X(4)	YEAR
37.	CM-COLL-VEH-ID-NBR	Vehicle Identification Number - VIN of the collateral	369	388	PIC X(20)	VIN
38.	CM-NAME	Customer Name - Primary customer name on the loan	390	419	PIC X(30)	CUST NAME
39.	CM-ADDRESS-1	Address Line 1 - Customer’s Mailing Address Line 1	421	450	PIC X(30)	ADD 1
40.	CM-ADDRESS-2	Address Line 2 - Customer’s Mailing Address Line 2	452	481	PIC X(30)	ADD 2
41.	CM-CTY	Address City - Customer’s Mailing Address City	483	500	PIC X(18)	CITY
42.	CM-ST	Address State - Customer’s Mailing Address State	502	504	PIC X(3)	ST
43.	CM-ZIP	Address Zip Code - Customer’s Mailing Address Zip Code	506	514	PIC X(9)	ZIP
44.	CM-ORIGINATION-DT	Origination Date - Original Loan Date (format CCYYMMDD)	516	523	PIC X(8)	ORG DT
45.	CM-ENTRY-DT	Entry Date - Original Date that the Loan was entered into the system (format CCYYMMDD)	525	532	PIC X(8)	ENTRY DT
46.	CM-ORIG-MAT-DT	Original Maturity Date - Original Maturity Date calculated at the inception of the loan (format CCYYMMDD)	534	541	PIC X(8)	ORG MAT DT
47.	CM-MAT-DT	Current Maturity Date - Current Maturity Date as calculated by ACLS (format CCYYMMDD)	545	552	PIC X(8)	CUR MAT DT
48.	CM-CLOSED-DT	Closed Date - Date the loan was officially closed on ACLS (format CCYYMMDD)	556	563	PIC X(8)	CLSD DT
49.	CM-FIRST-PMT-DT	First Payment Date - Due date of the first payment as calculated by ACLS (format CCYYMMDD)	565	572	PIC X(8)	1ST PMT DT

ABS Client Retail Master File Extract - Data Descriptions

COBOL Data Element Name		Data Element Description	Starting Position	Ending Position	Format	Header
50.	CM-LAST-PMT-DT	Last Payment Date - Due date that the last payment as calculated by ACLS (format CCYYMMDD)	576	583	PIC X(8)	LAST PMT DT
51.	CM-NEXT-DUE-DT	Next Payment Due Date - Due date of the next payment (format CCYYMMDD)	588	595	PIC X(8)	NXT PMT DD
52.	CM-REPO-REDEEM-DT	Repo Redeemed Date - Date that the Repossessed Vehicle was Redeemed (format CCYYMMDD)	599	606	PIC X(8)	REPO RED DT
53.	CM-REPO-DT	Repo Date - Date that the Vehicle was repossessed (format CCYYMMDD)	611	618	PIC X(8)	REPO DT
54.	CM-CHARGEOFF-DT	Chargeoff Date - Date that the vehicle was officially charged off on ACLS (format CCYYMMDD)	620	627	PIC X(8)	CO DT
55.	CM-INT-RBT-METHOD	Interest Rebate Method - values are: Same as Accrual = ‘000’ Straight Line = ‘001’ Rule of 78ths = ‘002’ Monthly Actuarial = ‘004’ Hybrid Rule of 78ths = ‘007’ Hybrid Monthly Actuarial = ‘008’	629	632	PIC Z(3)-	INT REB METH
56.	CM-INT-UNERN-ORIG-AMT	Original Unearned Interest Amount - Original pre-paid interest amount	642	654	PIC Z(9).99-	ORG UN INT
57.	CM-INT-UNERN-CUR-RBT-AMT	Current Rebateable Unearned Interest Amount - Total amount of unearned interest that is deemed rebateable back to the Customer (for pre-computed loans)	656	668	PIC Z(9).99-	CUR REB UN INT
58.	CM-INT-DUE-SI-AMT	Simple Interest Due Amount - Total amount of Simple Interest due (for Simple Interest only; for Pre-Computed Loans, the amount will be zero)	671	683	PIC Z(9).99-	SI DUE AMT
59.	CM-RCF-NSF-DUE-AMT	Non Sufficient Funds (Recurring Fee) Due Amount - Current fee amount due for Non Sufficient Funds (NSF)	685	693	PIC Z(5).99-	NSF DUE
60.	CM-RCF-REF-DUE-AMT	Refinance (Recurring Fee) Due Amount - Current fee amount due for Refinance (REF)	695	703	PIC Z(5).99-	REF DUE
61.	CM-RCF-DDC-DUE-AMT	Due Date Change (Recurring Fee) Due Amount - Current fee amount due for Due Date Change (DDC)	705	713	PIC Z(5).99-	DDC DUE
62.	CM-RCF-TOE-DUE-AMT	Transfer of Equity (Recurring Fee) Due Amount - Current fee amount due for	715	723	PIC Z(5).99-	TOE DUE

ABS Client Retail Master File Extract - Data Descriptions

COBOL Data Element Name		Data Element Description		Starting Position	Ending Position	Format	Header
		Transfer of Equity (TOE)
63.	CM-RCF-CNV-DUE-AMT	Conversion (Recurring Fee) Due Amount - Current fee amount due for Conversion (CNV)		725	733	PIC Z(5).99-	CNV DUE
64.	CM-RCF-OTH-DUE-AMT	Other (Recurring Fee) Due Amount - Current fee amount due for Other Fees ((this is a catch-all category in the event a fee is charged, but there was no corresponding category)		735	743	PIC Z(5).99-	OTHER DUE
65.	CM-RCF-EWT-DUE-AMT	Excess Wear and Tear (Recurring Fee) Due Amount - Current fee amount due for Excess Wear and Tear charges (EWT)		745	753	PIC Z(5).99-	EWT DUE
66.	CM-RCF-EML-DUE-AMT	Excess Mileage (Recurring Fee) Due Amount – Current fee amount due for excess mileage charges (EML)		755	763	PIC Z(5).99-	EML DUE
67.	CM-RCF-ZIN-DUE-AMT	Inventory Amount for DAP Balloons (Residual) – Current amount due for inventory (ZIN)		765	773	PIC Z(5).99-	INV DUE
68.	CM-RCF-ZSD-DUE-AMT	Sold Gain / Loss Amount for DAP Balloons – Current gain / loss for sale (ZSD).		775	783	PIC Z(5).99-	G/L DAP
69.	CM-RCF-ZEX-DUE-AMT	Sale Expense associated with DAP Balloons – Current fee amount due for sale expenses (ZEX).		785	793	PIC Z(5).99-	EXP DAP
70.	CM-ADJ-BANK-NBR	Adjuster Bank Number - 3 digit Adjuster Bank Number assigned by OFSA once a vehicle has been charged off; values are:		795	797	PIC X(3)	ADJ BANK
		Inventory Bank = Salvage Bank =	‘200’ thru ‘299’, ‘400’ thru ‘499’, ‘600’ thru ‘699’’ ‘800’ thru ‘899’ ’100’ thru ‘199’, ‘300’ thru ‘399’, ‘500’ thru ‘599’, ‘700’ thru ‘799’
71.	CM-ADJ-STATUS-CODE	Adjuster Status Code - Status Code Assigned to Loan while in the Adjuster System; values are: While assigned to Salvage Bank, Status code can have any value While assigned to Inventory Bank, Repo = ‘R ‘		804	805	PIC X(2)	ADJ STAT

ABS Client Retail Master File Extract - Data Descriptions

COBOL Data Element Name		Data Element Description	Starting Position	Ending Position	Format	Header
		Sold = ‘S ‘ Zero Balance = ‘X ‘ Client Account = ‘CA’ Deleted = ‘DL’
72.	CM-ADJ-LOSS-BAL-AMT	Adjuster Loss Balance Amount - Total current (outstanding) loss balance amount	813	823	PIC Z(7).99-	ADJ BAL
73.	CM-ADJ-ORIG-BAL-AMT	Original Adjuster Chargeoff Balance Amount - Original Balance Amount at the time the loan was charged off to the Adjuster System	825	835	PIC Z(7).99-	ORG ADJ BAL
74.	CM-ADJ-EXPENSES-AMT	Adjuster Expense Balance Amount - Total current (outstanding) expense balance amount	837	847	PIC Z(7).99-	ADJ EXP BAL
75.	CM-PAYOFF-PRIN-AMT	Payoff Principal Amount - Total amount for final principal payoff	849	859	PIC Z(7).99-	PO PRIN AMT
76.	CM-INS-PREMIUM-RBT-AMT	Insurance Premium Rebate Amount - Total rebate amount for Insurance Premium	861	871	PIC Z(7).99-	INS REB AMT
77.	CM-ORIG-XO-PRIN-AMT	Original Chargeoff Principal Amount - Total principal amount at the time of charge off	873	883	PIC Z(7).99-	ORG CO PRIN AMT
78.	CM-ORIG-XO-INT-AMT	Original Chargeoff Interest Amount - Total interest amount at the time of charge off	889	899	PIC Z(7).99-	ORG CO INT AMT
79.	CM-REP-TYP-NXT	Repayment Type - 1 = Monthly; 2 = Quarterly; 3 = Semi-annual; 4 = Annual; 5 = Single pay loan; 6 = Teacher schedule; 7 = Unequal payments, no yield; 8 = Unequal payments; 9 = Demonstrator payments; 10 = Weekly; 11 = Bi-weekly; 12 = Interest only payments; 13=Balloon Pmt	904	907	PIC Z(3)-	REPAY TYPE
80.	CM-MO-REM-TO-ACR	Months Remaining to Accrue	915	918	PIC Z(3)-	MNTHS REM TO ACC
81.	CM-VEH-MAK	Vehicle Make	932	941	PIC X(10)	MAKE
82.	CM-VEH-MDL	Vehicle Model	943	952	PIC X(10)	MODEL
83.	CM-DAT-LAS-MON-ATY	Date of Last Monetary Activity	954	961	PIC X(8)	LST MON ACT
84.	CM-PRIOR-MTH-PRIN	Prior Month Principal	966	976	PIC Z(7).99-	PRIOR MNTH

ABS Client Retail Master File Extract - Data Descriptions

COBOL Data Element Name		Data Element Description	Starting Position	Ending Position	Format	Header
						PRIN
85.	CM-PRIOR-INT-DUE	Prior Month Interest Due	982	992	PIC Z(7).99-	PRIOR MNTH INT DUE
86.	CM-PRIOR-UNEARN-INT	Prior Month Unearned Interest	1001	1011	PIC Z(7).99-	PRIOR MNTH INT
87.	CM-POOL-ID-RPT-CODE	Pool ID Report Code	1016	1019	PIC X(4)	POOL ID
88.	CM-MARKET-RESIDUAL	Market Residual	1024	1032	PIC X(9)	MARK RES
89.	CM-MARKET-PLAN	Market Plan	1034	1036	PIC X(3)	MARK PLAN
90.	CM-PRODUCT-CLASS	Product Class -	1044	1045	PIC X(2)	PROD CLASS
91.	CM-PRODUCT	Product	1055	1065	PIC X(11)	PRODUCT
92.	CM-ORSA-BAL-BALANCE-PM		1067	1099	PIC Z(9).99-	ORSA BAL
93.	CM-ORSA-BAL-AGCY-FEES-PM		1081	1093	PIC Z(9).99-	ORSA BAL AGCY
94.	CM-ORSA-SALE-DATE		1095	1102	PIC X(8)	ORSA SALE DT
95.	CM-ADJ-LOSS-BAL-PM		1108	1120	PIC Z(9).00-	ADJ LOSS BAL
96.	CM-OGL-BR-NUM	Original Branch Number	1122	1124	PIC 9(3)	ORG BRANCH #
97.	CM-WHO-COD	Co-Maker Indicator: 1 – Individual; 2 = Joint-Contractual; 3 = Authorized; 4 = Joint; 5 = Co-Maker; 8 = Associate; 9 = Business	1135	1135	PIC 9(6)	CM FLAG
98.	CM-SIMP-INT-IND	Simple Interest Indicator: 1 = Pre-Compute; 2 thru 7 = Simple Interest; 91 thru 99 = Charge Off	1143	1145	PIC 9(3)	SI IND
99.	CM-ORSA-CATEGORY1	Adjuster Category 1	1150	1162	PIC Z(9).00-	Category 1
100.	CM-ORSA-CATEGORY2	Adjuster Category 2	1165	1177	PIC Z(9).00-	Category 2
101.	CM-ORSA-CATEGORY3	Adjuster Category 3	1180	1192	PIC Z(9).00-	Category 3

ABS Client Retail Master File Extract - Data Descriptions

COBOL Data Element Name		Data Element Description	Starting Position	Ending Position	Format	Header
102.	CM-ORSA-CATEGORY4	Adjuster Category 4	1195	1207	PIC Z(9).00-	Category 4
103.	CM-ORSA-CATEGORY5	Adjuster Category 5	1210	12222	PIC Z(9).00-	Category 5
104.	CM-ORSA-CATEGORY6	Adjuster Category 6	1225	1024	PIC Z(9).00-	Category 6
105.	CM-ORSA-CATEGORY7	Adjuster Category 7	1240	1252	PIC Z(9).00-	Category 7
106.	CM-ORSA-CATEGORY8	Adjuster Category 8	1255	1267	PIC Z(9).00-	Category 8
107.	CM-ORSA-CATEGORY9	Adjuster Category 9	1270	1282	PIC Z(9).00-	Category 9
108.	CM-ORSA-CATEGORY10	Adjuster Category 10	1285	1297	PIC Z(9).00-	Category 10
109.	CM-DIR-IDR-IND	Direct or Indirect Indicator	1303	1303	PIC X(1)	DIR/IDR
110.	CM-PREV-ABSID	Previous Pool ID	1310	1312	PIC X(3)	PREV ID
111.	CM-CHARGE-OFF-DATE	Adjuster Charge Off Date	1318	1315	PIC X(8)	CHG OFF DATE
112.	CM-ELIG-STAT	Eligibility Status	1333	1333	PIC X(1)	ELIG STAT
113.	CM-ABS-STAT	ABS STATUS CODE	1343	1344	PIC X(2)	ABS STAT

ABS RETAIL - DATA DESCRIPTIONS

	NAME	DATA DESCRIPTION

1.	CM-ACCOUNT-NBR	Loan Account Number - comprised of:
	CM-BANK-NBR	Bank Number - 3 digit Client (ACLS BANK) Number assigned
	CM-APP-NBR	Application Number - loan application type (defaults to ‘01’ - Retail)
	CM-LOAN-NBR	Loan Account Number - 13 digit account number assigned

2.	CM-ABS-POOL-ID	ABS Pool Identification Number - 3 digit Pool Identification number assigned by Asset Backed Securitization (ABS) Department

3.	CM-BALLOON-SALE-DATE	N/A - Related to Balloon Loans

4.	CM-BALLOON-REV-DATE	N/A - Related to Balloon Loans

5.	CM-PRIN-REPO-NONCASH	Principal Amount of a Repossessed Vehicle (Non-cash transaction)

6.	CM-PRIN-CO-NONCASH	Principal Charge-off Amount (Non-cash transaction)

7.	CM-PRIN-PO-CASH	Principal Payoff Amount (Cash transaction)

8.	CM-PRIN-PMT-CASH	Principal Payment Amount (Cash transaction)

9.	CM-PRIN-ADJ-CASH	Adjustment Principal Amount (Cash transaction)

10.	CM-PRIN-SOLD-NONCASH	Principal Amount of a Sold Vehicle (Non-cash transaction)

11.	CM-PRIN-OTHER-NONCASH	Other Principal Amount (Non-cash transaction)

12.	CM-PRIN-NEWLOAN-NONCASH	Principal Amount of a New Loan (Non-cash transaction)

13.	CM-INT-REPO-NONCASH	Interest Amount of a Repossessed Vehicle (Non-cash transaction)

14.	CM-INT-CO-NONCASH	Interest Charge-off Amount (Non-cash transaction)

15.	CM-INT-PO-CASH	Interest Payoff Amount (Cash transaction)

16.	CM-INT-PYMT-CASH	Interest Payment Amount (Cash transaction)

17.	CM-INT-SOLD-NONCASH	Interest Amount of a Sold Vehicle (Non-cash transaction)

18.	CM-INT-OTHER-NONCASH	Other Interest Amount (Non-cash transaction)

19.	CM-INT-NEWLOAN-NONCASH	Interest Amount of a New Loan (Non-cash transaction)

20.	CM-INT-ACCR-NONCASH	Accrued Interest Amount (Non-cash transaction)

21.	CM-BAL-ZIN-ASSESS-NONCASH	N/A - Related to Balloon Loans

22.	CM-BAL-ZIN-SALE-CASH	N/A - Related to Balloon Loans

23.	CM-BAL-ZIN-ACTV-CASH	N/A - Related to Balloon Loans

24.	CM-BAL-ZIN-ACTV-NONCASH	N/A - Related to Balloon Loans

25.	CM-FEES-OTHER-CASH	Other Fee Amounts (Cash transactions) - Fee amounts not captured in a separate field name

26.	CM-FEES-OTHER-NONCASH	Other Fee Amounts (Non-cash transactions) - Fee amounts not captured in a separate field name

27	CM-INVADD-CAT1
Inventory added during month - (Principal Loss Category (on a repossession) - For simple Interest loans, the 'principal loss' is the payoff balance minus late charges and fees due at the time of repossession, minus interest earned but unpaid at the time of repossession.)  Includes for example:  Interface Adds - Credit, Interface Adds - Debit, Adds from ACLS to Inventory

	NAME	DATA DESCRIPTION

28.	CM-INVCO-CAT1	Inventory Charge-off - (Principal Loss Category) - Includes for example: Bank Moves - from Inventory to Salvage.

29	CM-INVPMT-CAT1
Inventory Payment - (Principal Loss Category) - Includes for example:  Payments, Agency Payments, Payment Reversals, NSF Settlement Reversals, NSF Payment Reversals, Agency Payment Reversals, Redeemed in Full Reversals, Redeemed in Full.

30.	CM-INVSALE-CAT1	Inventory Sale - (Principal Loss Category) Includes for example: Sales Proceeds and Sales Proceeds Reversals.

31.	CM-INVCASH-CAT1	Inventory Cash - (Principal Loss Category) All transactions in the Principal Loss Category, whose 5 digit TRAN code ends in the letter "c".

32.	CM-INVNONCASH-CAT1	Inventory non-cash - (Principal Loss Category) All transactions in the Principal Loss Category, whose 5 digit TRAN code ends in the letter "n".

33	CM-INVREDEEM-CAT1	Inventory Redeem - (Principal Loss Category) - Includes for example: Redeemed up to date, Redeemed up to date Reversals.

34.	CM-INVADD-CAT2
Inventory added during month- (Interest Due Category (on a repossession) - For Simple Interest Loans the 'interest due' consists of the amount earned, unpaid interest on the account at the time of repossession.)    Includes for example:  Interface Adds - Credit, Interface Adds - Debit, Adds from ACLS to Inventory.

35.	CM-INVCO-CAT2	Inventory Charge-off - (Interest Due Category) - Includes for example: Bank Moves - from Inventory to Salvage.

36.	CM-INVPMT-CAT2
Inventory Payment - (Interest Due Category) -  Includes for example:  Payments, Agency Payments, Payment Reversals, NSF Settlement Reversals, NSF Payment Reversals, Agency Payment Reversals, Redeemed in Full Reversals, Redeemed in Full.

37.	CM-INVSALE-CAT2	Inventory Sale - (Interest Due Category) - Includes for example: Sales Proceeds and Sales Proceeds Reversals.

38.	CM-INVCASH-CAT2	Inventory Cash - (Interest Due Category) All transactions in the Interest Due Category, whose 5 digit TRAN code ends in the letter "c".

39.	CM-INVNONCASH-CAT2	Inventory Non-cash - (Interest Due Category) All transactions in the Interest Due Category, whose 5 digit TRAN code ends in the letter "n".

40.	CM-INVREDEEM-CAT2	Inventory Redeem - (Interest Due Category) - Includes for example: Redeemed up to date, Redeemed up to date Reversals.

41.	CM-INVADD-CAT9
Inventory added during month- (Credit from CL, AH, and Warranties Category - This category will consist of any funds received on this account from the cancellation of insurance policies, warranty policies insurance claims filed, etc.  This category should represent any credits received to lower the overall principal loss on the repossession.) -  N/A for INVADD.

42.	CM-INVCO-CAT9	Inventory Charge-off - (Credit from CL, AH, and Warranties Category) - Includes for example: Bank Moves - from Inventory to Salvage. Typically a credit balance due to rebates received.

43.	CM-INVPMT-CAT9
Inventory Payment - (Credit from CL, AH, and Warranties Category) - This category will consist of any funds received on this account from the cancellation of insurance policies, warranty policies insurance claims filed, etc.  This category should represent any credits received to lower the overall principal loss on the repossession.) -  Includes for example:  Insurance cancellations and rebatable insurance.

44.	CM-INVSALE-CAT9	Inventory Sale - (Credit from CL, AH, and Warranties Category) - Includes for example: Sales Proceeds and Sales Proceeds Reversals.

45.	CM-INVCASH-CAT9	Inventory Cash - (Credit from CL, AH, and Warranties Category) All transactions in the Credit from CL, AH, and Warranties Category, whose 5 digit TRAN code ends in the letter "c".

	NAME	DATA DESCRIPTION

46.	CM-INVNONCASH-CAT9	Inventory Non-cash - (Credit from CL, AH, and Warranties Category) All transactions in the Credit from CL, AH, and Warranties Category, whose 5 digit TRAN code ends in the letter "n".

47.	CM-INVREDEEM-CAT9	Inventory Redeem - (Credit from CL, AH, and Warranties Category) - Includes for example: Redeemed up to date, Redeemed up to date Reversals.

48.	CM-INVADD-CAT10
Inventory added during month - (Late Charge and Fees due at the time of Repo Category - This category consist of any late charges or fees that were due on the account when the repossession was processed.) -  Includes for example:  Interface Adds - Credit, Interface Adds - Debit, Adds from ACLS to Inventory.

49.	CM-INVCO-CAT10	Inventory Charge-off - (Late Charge and Fees due at the time of Repo Category) - Includes for example: Bank Moves - from Inventory to Salvage.

50.	CM-INVPMT-CAT10
Inventory Payment - (Late Charge and Fees due at the time of Repo Category) - Includes for example:  Payments, Agency Payments, Payment Reversals, NSF Settlement Reversals, NSF Payment Reversals, Agency Payment Reversals, Redeemed in Full Reversals, Redeemed in Full.

51.	CM-INVSALE-CAT10	Inventory Sale - (Late Charge and Fees due at the time of Repo Category) - Includes for example: Sales Proceeds and Sales Proceeds Reversals.

52.	CM-INVCASH-CAT10	Inventory Cash - (Late Charge and Fees due at the time of Repo Category) All transactions in the Late Charge and Fees / Repo Category, whose 5 digit TRAN code ends in the letter "c".

53.	CM-INVNONCASH-CAT10	Inventory Non-cash - (Late Charge and Fees due at the time of Repo Category) All transactions in the Late Charge and Fees / Repo Category, whose 5 digit TRAN code ends in the letter "n".

54.	CM-INVREDEEM-CAT10	Inventory Redeem - (Late Charge and Fees due at the time of Repo Category) - Includes for example: Redeemed up to date, Redeemed up to date Reversals.

55.	CM-SALV-ADDACTV-CAT1
Active Salvage Account added during month - (Principal amount of the Loss Balance Category -   For simple Interest loans, the 'principal loss' is the payoff balance minus late charges and fees due at the time of repossession, minus interest earned but unpaid at the time of repossession.)  Includes for example:  Interface Adds - Credit, Interface Adds - Debit.  This category is for accounts moved directly from ACLS to Salvage, e.g., skips.

56.	CM-SALV-COACTV-CAT1	Active Salvage Account Charged-off - (Principal amount of the Loss Balance Category) Includes for example: Bank Moves; This is the remaining principal balance moved from Inventory to Salvage.

57.	CM-SALV-PYMTACTV-CAT1
Payment on an Active Salvage Account - (Principal amount of the Loss Balance Category) - Includes for example:  Payments, Agency Payments, Payment Reversals, NSF Settlement Reversals, NSF Payment Reversals, Agency Payment Reversals, Redeemed in Full Reversals, Redeemed in Full.

58.	CM-SALV-SALEACTV-CAT1	Sale of an Active Salvage Account - (Principal amount of the Loss Balance Category) Includes for example: Sales Proceeds and Sales Proceeds Reversals.

59.	CM-SALV-OTHCASH-CAT1	Other Cash on a Salvage Account - (Principal amount of the Loss Balance Category) - All transactions in the Principal Loss Category, whose 5 digit TRAN code ends in the letter "c".

60.	CM-SALV-OTHNONCASH-CAT1	Other Non-cash on a Salvage Account - (Principal amount of the Loss Balance Category) - All transactions in the Principal Loss Category, whose 5 digit TRAN code ends in the letter "n".

61.	CM-SALV-REDEEM-CAT1	Redeem on a Salvage Account - (Principal amount of the Loss Balance Category) - Includes for example: Redeemed up to date, Redeemed up to date Reversals.

62.	CM-SALV-ADDACTV-CAT2
Active Salvage Account added during month - (Interest Due Category - For Simple Interest Loans this amount consists of the amount earned, unpaid interest on the account at the time of Charge-off.) - Includes for example:  Interface Adds - Credit, Interface Adds - Debit, Adds from ACLS to Salvage.

	NAME	DATA DESCRIPTION

63.	CM-SALV-COACTV-CAT2	Active Salvage Account Charged-off - (Interest Due Category) - Includes for example: Bank Moves, Accounts moving from Inventory to Salvage.

64.	CM-SALV-PYMTACTV-CAT2
Payment on an Active Salvage Account - (Interest Due Category) - Includes for example:  Payments, Agency Payments, Payment Reversals, NSF Settlement Reversals, NSF Payment Reversals, Agency Payment Reversals, Redeemed in Full Reversals, Redeemed in Full.

65.	CM-SALV-SALEACTV-CAT2	Sale of an Active Salvage Account - (Interest Due Category) - Includes for example: Sales Proceeds and Sales Proceeds Reversals.

66.	CM-SALV-OTHCASH-CAT2	Other Cash on a Salvage Account - (Interest Due Category) - All transactions in the Interest Due Category, whose 5 digit TRAN code ends in the letter "c".

67.	CM-SALV-OTHNONCASH-CAT2	Other Non-cash on a Salvage Account - (Interest Due Category) - All transactions in the Interest Due Category, whose 5 digit TRAN code ends in the letter "n".

68.	CM-SALV-REDEEM-CAT2	Redeem on a Salvage Account - (Interest Due Category) - Includes for example: Redeemed up to date, Redeemed up to date Reversals.

69.	CM-SALV-ADDACTV-CAT6/7
Active Salvage Account added during month - (Collectible Expense Category (6)- This category is any expense deemed by the Mobile Operations group as collectable, which become part of the Collectible Loss Balance.  Also includes Accrued Interest in Salvage Category (7), which includes cash collected for interest accrued while in salvage, which is considered a  recovery.) - N/A for ADDACTV.

70.	CM-SALV-COACTV-CAT6/7	Active Salvage Account Charged-off - (Collectible Expense / Accrued Interest Categories) - N/A for COACTV.

71.	CM-SALV-PYMTACTV-CAT6/7
Payment on an Active Salvage Account - (Collectible Expense / Accrued Interest Categories) - Includes for example:  Payments, Agency Payments, Payment Reversals, NSF Settlement Reversals, NSF Payment Reversals, Agency Payment Reversals, Redeemed in Full Reversals, Redeemed in Full.

72.	CM-SALV-SALEACTV-CAT6/7	Sale of an Active Salvage Account - (Collectible Expense / Accrued Interest Categories) - Includes for example: Sales Proceeds and Sales Proceeds Reversals.

73.	CM-SALV-OTHCASH-CAT6/7
Other Cash of a Salvage Account - (Collectible Expense / Accrued Interest Categories) -  All transactions in the Collectible Expense / Accrued Interest Category, whose 5 digit TRAN code ends in the letter "c".

74.	CM-SALV-OTHNONCASH-CAT6/7
Other Non-cash of a Salvage Account - (Collectible Expense / Accrued Interest Categories) -  All transactions in the Collectible Expense / Accrued Interest Category, whose 5 digit TRAN code ends in the letter "n".

75.	CM-SALV-REDEEM-CAT6/7	Redeem of a Salvage Account - (Collectible Expense / Accrued Interest Categories) - Includes for example: Redeemed up to date, Redeemed up to date Reversals.

76.	CM-SALV-ADDACTV-CAT10	Active Salvage Account added during month - (Late Charges and Fees due at the time of Repo Category) - Interface Adds - Credit, Interface Adds - Debit, Adds from ACLS to Salvage.

77.	CM-SALV-COACTV-CAT10
Active Salvage Account Charged-off - (Late Charges and Fees due at the time of Repo Category)  - Includes for example: Bank Moves; Pre and Post Repo. expenses from inventory. Accounts moving from Inventory to Salvage.

78.	CM-SALV-PYMTACTV-CAT10
Payment on an Active Salvage Account - (Late Charges and Fees due at the time of Repo Category) - Includes for example:  Payments, Agency Payments, Payment Reversals, NSF Settlement Reversals, NSF Payment Reversals, Agency Payment Reversals, Redeemed in Full Reversals, Redeemed in Full.

79.	CM-SALV-SALEACTV-CAT10	Sale on an Active Salvage Account - (Late Charges and Fees due at the time of Repo Category) - Includes for example: Sales Proceeds and Sales Proceeds Reversals.

80.	CM-SALV-OTHCASH-CAT10	Other Cash on a Salvage Account - (Late Charges and Fees due at the time of Repo Category) - All transactions in the Late Charge and Fees Category, whose 5 digit TRAN code ends in the letter "c".

	NAME	DATA DESCRIPTION

81.	CM-SALV-OTHNONCASH-CAT10	Other Non-cash on a Salvage Account - (Late Charges and Fees due at the time of Repo Category) - All transactions in the Late Charge and Fees Category, whose 5 digit TRAN code ends in the letter "n".

82.	CM-SALV-REDEEM-CAT10	Redeem on a Salvage Account - (Late Charges and Fees due at the time of Repo Category) - Includes for example: Redeemed up to date, Redeemed up to date Reversals.

83.	CM-INVEXP-CASH-CAT4
Cash Inventory Expenses - (Pre-Repossession Category - This category will include any cash expenses with the expense codes 301,302,303, or 304.)  Includes for example: Uncollectible and Collectible PreRepo, Legal Expenses, Agency Fees, Storage Fees, Towing/Transport Fees, Repairs, other Misc. Fees.

84.	CM-INVEXP-NONCASH-CAT4
Non-cash Inventory Expenses - (Pre-Repossession Category) - This category will include any non-cash expenses with the expense codes 301,302,303, or 304.)  Includes for example:  Uncollectible and Collectible PreRepo, Legal Expenses, Agency Fees, Storage Fees, Towing/Transport Fees, Repairs, other Misc. Fees.

85.	CM-INVEXP-CAT4	Total Inventory Expenses - (Pre-Repossession Category - This category will include any expenses within the expense codes 301,302,303, or 304 - Both cash and noncash.)

86.	CM-INVEXP-CASH-CAT6
Cash Inventory Expenses - (Post Repossession Category - This category will include any cash expenses with the expense codes 305,306,307,308 or 309.) Includes for example:  Uncollectible and Collectible Post Repo, Legal Expenses, Appraisal/Condition Reports, Auction Fees, other Misc. Fees.

87.	CM-INVEXP-NONCASH-CAT6
Non-cash Inventory Expenses - (Post Repossession Category) - This category will include any non-cash expenses with the expense codes 305,306,307,308 or 309.)  Includes for example:  Uncollectible and Collectible Post Repo, Legal Expenses, Appraisal/Condition Reports, Auction Fees, other Misc. Fees.

88.	CM-INVEXP-CAT6	Total Inventory Expenses - (Post Repossession Category- This category will include any expenses within the expense codes 305,306,307,308 or 309- Both cash and noncash.)

89.	CM-LATECHG-NONCASH	Late Charge Fee (Non-cash transaction) Any transaction affecting late charges, whose 5 digit TRAN code ends in "n".

90.	CM-LATECHG-CASH	Late Charge Fee (Cash transaction) Any transaction affecting late charges, whose 5 digit TRAN code ends in "c".

91.	CM-BAL-ZEX-ASSESS-NONCASH	N/A - Related to Balloons

92.	CM-BAL-ZEX-ACTV-CASH	N/A - Related to Balloons

93.	CM-BAL-ZEX-ACTV-NONCASH	N/A - Related to Balloons

94.	CM-BAL-ZSD-ASSESS-NONCASH	N/A - Related to Balloons

95.	CM-BAL-ZSD-ACTV-CASH	N/A - Related to Balloons

96.	CM-BAL-ZSD-ACTV-NONCASH	N/A - Related to Balloons

97.	CM-SALV-ADDACTV-CAT4
Active Salvage Account added during month - (Uncollectible Expenses Category - This category will include any expenses that are deemed uncollectible by the operations group in Mobile.) - N/A for ADDACTV.

98.	CM-SALV-COACTV-CAT4	Active Salvage Account Charge-off - (Uncollectible Expenses Category) - N/A for COACTV.

99.	CM-SALV-PYMTACTV-CAT4
Payment on an Active Salvage Account - (Uncollectible Expenses Category) - Includes for example:  Payments, Agency Payments, Payment Reversals, NSF Settlement Reversals, NSF Payment Reversals, Agency Payment Reversals, Redeemed in Full Reversals, Redeemed in Full; These type of transactions are not typical.

100.	CM-SALV-SALEACTV-CAT4	Sale on an Active Salvage Account - (Uncollectible Expenses Category) - Includes for example: Sales Proceeds and Sales Proceeds Reversals. These type of transactions are not typical.

	NAME	DATA DESCRIPTION

101.	CM-SALV-OTHCASH-CAT4	Other Cash on a Salvage Account - (Uncollectible Expenses Category) - All transactions in the Uncollectible Expense Category, whose 5 digit TRAN code ends in the letter "c".

102.	CM-SALV-OTHNONCASH-CAT4	Other Non-cash on a Salvage Account - (Uncollectible Expenses Category) - All transactions in the Uncollectible Expense Category, whose 5 digit TRAN code ends in the letter "n".

103.	CM-SALV-REDEEM-CAT4	Redeem on a Salvage Account - (Uncollectible Expenses Category) - Includes for example: Redeemed up to date, Redeemed up to date Reversals.

104.	CM-SALV-ADDACTV-CAT5
Active Salvage Account added during month - (Accumulation of Agency Commissions Category - This category is used once the account is moved into the Salvage Bank.  There will be no agencies working these accounts while they are in the Inventory Bank.) - Interface Adds - Credit, Interface Adds - Debit, Adds from ACLS to Salvage.  These type of transactions are not typical.

105.	CM-SALV-COACTV-CAT5	Active Salvage Account added during month - (Accumulation of Agency Commissions Category) N/A for COACTV.

106.	CM-SALV-PYMTACTV-CAT5	Payment on Active Salvage Account - (Accumulation of Agency Commissions Category) - N/A on PYMTACTV.

107.	CM-SALV-SALEACTV-CAT5	Sale on an Active Salvage Account - (Accumulation of Agency Commissions Category) - Includes for example: Sales Proceeds and Sales Proceeds Reversals.

108.	CM-SALV-OTHCASH-CAT5	Other Cash on a Salvage Account - (Accumulation of Agency Commissions Category) - All transactions in the Accumulation of Agency Commissions Category, whose 5 digit TRAN code ends in the letter "c".

109.	CM-SALV-OTHNONCASH-CAT5
Other Non-cash on a Salvage Account - (Accumulation of Agency Commissions Category) - All transactions in the Accumulation of Agency Commissions Category, whose 5 digit TRAN code ends in the letter "n".

110.	CM-SALV-REDEEM-CAT5	Redeem on a Salvage Account - (Accumulation of Agency Commissions Category) - Includes for example: Redeemed up to date, Redeemed up to date Reversals.